UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07857
                                                     ---------

                OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2006
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION ON COMMODITY-LINKED INVESTMENTS
--------------------------------------------------------------------------------
Energy                                                                       67%
--------------------------------------------------------------------------------
Agriculture                                                                  14
--------------------------------------------------------------------------------
Industrial Metals                                                            13
--------------------------------------------------------------------------------
Livestock                                                                     4
--------------------------------------------------------------------------------
Precious Metals                                                               2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are dollar-weighted based on percentages of commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings of the GSCI. The Fund is not an index fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Obligations                   37.4%
Corporate Bonds & Notes                       23.1
Wholly-Owned Subsidiary                       20.3
Hybrid Instruments                            16.5
Asset-Backed Securities                        2.4
U.S. Government Obligations                    0.2
Cash Equivalents                               0.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------


              6 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Most commodities continued to receive support from a growing global economy however, the energy markets experienced weakness late in the year due to warmer than normal Northern Hemisphere weather and other factors. While the Fund reported a negative absolute return, we are pleased that our Class A shares (without sales charges) outperformed the 12-month return generated by the Goldman Sachs Commodities Index (the GSCI). We attribute the Fund's relative performance to the success of its commodities and fixed-income strategies, both of which added value to the Fund during the reporting period.

      At the core of our day-to-day investment strategy are two major ways in which we attempt to add value for shareholders. The first is through our modest tilts in the Fund's sectors or commodities weights. While the Fund's allocations generally remain close to the weightings of the benchmark, we do adjust those when we believe one area or another offers better value. The second way we attempt to add value is through what we call "relative value decisions," where we closely monitor all aspects of the commodities markets and are looking for unique opportunities that we believe can help boost the Fund's return. These opportunities can come in many different forms--whether we see strength within a particular commodity sector and we choose to place a greater emphasis there, by favoring one type of closely related commodity over another (e.g. crude oil versus gasoline), to capture pricing inefficiencies between those market segments, or by making a decision to invest on a short- or long-term basis in a particular agricultural product (corn, for instance). These are a few of the ways in which we keep a watchful eye for opportunities that could potentially benefit shareholders.

      As always, we maintain a conservative approach to the Fund's management of its fixed-income securities. In our view, the Fund's fixed-income component is designed primarily as a tool to provide liquidity while making a small contribution to total return. Accordingly, we invested the bulk of the fixed-income assets in high-quality, short maturity securities. During the reporting period, we increased the Fund's exposure to what we consider high-coupon mortgage-backed securities, believing that the majority of homeowners had already refinanced and therefore any significant prepayment risk may be behind us. These securities provided very attractive returns during the reporting period, particularly as the housing market showed signs of slowing down. Corporate securities also performed well during the reporting period and we have maintained our exposure to short-maturity, high-quality bonds there. The Fund's strongest corporate gains stemmed


              7 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

from its securities within the industrials, consumer and energy areas, with more modest gains recorded from its securities within the financials area. Otherwise, we attempted to add value by modestly adjusting the Fund's duration as interest rates rose throughout the reporting period, bearing in mind that we always strive to minimize interest rate risk in the portfolio.

      THE FUND INVESTS IN DERIVATIVE INSTRUMENTS THAT ARE SUBJECT TO MARKET RISKS THAT RELATE TO THE MOVEMENTS OF THE RETURNS OF THE COMMODITY MARKETS, WHICH ENTAILS POTENTIALLY HIGHER VOLATILITY AND RISK OF LOSS THAN TRADITIONAL STOCK OR BOND INVESTMENTS. THE FUND MAY, FROM TIME TO TIME, HAVE A SUBSTANTIAL EXPOSURE TO ENERGY RELATED NATURAL RESOURCES, WHICH ALSO ENTAIL GREATER VOLATILITY. IT MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH MAY BE MORE VOLATILE AND INVOLVE ADDITIONAL EXPENSES AND SPECIAL RISKS, INCLUDING CURRENCY EXCHANGES, POLITICAL AND ECONOMIC UNCERTAINTIES, AND MAY INVEST UP TO 10% OF ITS ASSETS IN LOWER RATED 'JUNK' BONDS, WHICH HAVE GREATER AT RISK OF DEFAULT.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2006. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the classes on March 31, 1997. In the case of Class N shares, performance is measured from the inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Goldman Sachs Commodities Index (GSCI). The GSCI is a composite index of commodity sector returns representing an unleveraged long-term investment in commodity futures that is broadly based across the spectrum of commodities and includes reinvestment of income (to represent real assets). While correlation to the GSCI is a current portfolio strategy, it is not a stated objective or investment policy of Oppenheimer Commodity Strategy Total Return Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


              8 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Commodity Strategy Total Return Fund(R) (Class A)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Commodity
                          Strategy Total Return          Goldman Sachs
                            Fund(R) (Class A)          Commodity Index(R)
                          ---------------------        ------------------
03/31/1997                      $ 9,425                    $10,000
05/31/1997                        9,679                     10,305
08/31/1997                        9,717                     10,403
11/30/1997                        9,161                      9,879
02/28/1998                        7,750                      8,451
05/31/1998                        7,057                      7,805
08/31/1998                        5,594                      6,527
11/30/1998                        4,872                      6,025
02/28/1999                        4,464                      5,672
05/31/1999                        5,028                      6,526
08/31/1999                        5,958                      7,702
11/30/1999                        6,160                      8,003
02/29/2000                        7,294                      9,503
05/31/2000                        7,803                     10,349
08/31/2000                        8,850                     11,812
11/30/2000                        9,566                     12,753
02/28/2001                        8,572                     11,662
05/31/2001                        8,489                     11,470
08/31/2001                        7,980                     10,767
11/30/2001                        6,435                      8,616
02/28/2002                        6,434                      8,596
05/31/2002                        6,990                      9,418
08/31/2002                        7,538                     10,406
11/30/2002                        7,463                     10,361
02/28/2003                        9,934                     13,721
05/31/2003                        8,826                     12,079
08/31/2003                        9,277                     12,690
11/30/2003                        9,340                     12,722
02/29/2004                       10,719                     14,616
05/31/2004                       11,765                     16,030
08/31/2004                       11,637                     15,822
11/30/2004                       13,138                     17,659
02/28/2005                       13,464                     18,026
05/31/2005                       13,083                     17,502
08/31/2005                       16,834                     22,497
11/30/2005                       14,600                     19,401
02/28/2006                       14,143                     18,718
05/31/2006                       15,735                     20,764
08/31/2006                       15,153                     19,871
09/30/2006                       13,623                     17,744
12/31/2006 1                     13,063                     16,957

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -18.08%   5-Year 14.12%   Since Inception (3/31/97)  2.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 8/31 to 12/31.

The Board of Trustees recently decided to change the fiscal year end of this Fund from August 31 to December 31 in order to, among other reasons, enable the Fund to better manage its distributions to help avoid excise tax liability or a return of capital distribution for the Fund. Due to this change, the next shareholder report you receive will cover the six-month period ended June 30, 2007.


              9 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Commodity Strategy Total Return Fund(R) (Class B)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Commodity
                          Strategy Total Return          Goldman Sachs
                            Fund(R) (Class B)          Commodity Index(R)
                          ---------------------        ------------------
03/31/1997                      $10,000                     $10,000
05/31/1997                       10,250                      10,305
08/31/1997                       10,270                      10,403
11/30/1997                        9,670                       9,879
02/28/1998                        8,156                       8,451
05/31/1998                        7,413                       7,805
08/31/1998                        5,865                       6,527
11/30/1998                        5,101                       6,025
02/28/1999                        4,662                       5,672
05/31/1999                        5,246                       6,526
08/31/1999                        6,202                       7,702
11/30/1999                        6,402                       8,003
02/29/2000                        7,570                       9,503
05/31/2000                        8,081                      10,349
08/31/2000                        9,144                      11,812
11/30/2000                        9,855                      12,753
02/28/2001                        8,822                      11,662
05/31/2001                        8,722                      11,470
08/31/2001                        8,185                      10,767
11/30/2001                        6,591                       8,616
02/28/2002                        6,576                       8,596
05/31/2002                        7,132                       9,418
08/31/2002                        7,663                      10,406
11/30/2002                        7,573                      10,361
02/28/2003                       10,068                      13,721
05/31/2003                        8,934                      12,079
08/31/2003                        9,392                      12,690
11/30/2003                        9,455                      12,722
02/29/2004                       10,852                      14,616
05/31/2004                       11,910                      16,030
08/31/2004                       11,781                      15,822
11/30/2004                       13,300                      17,659
02/28/2005                       13,630                      18,026
05/31/2005                       13,244                      17,502
08/31/2005                       17,041                      22,497
11/30/2005                       14,780                      19,401
02/28/2006                       14,317                      18,718
05/31/2006                       15,929                      20,764
08/31/2006                       15,340                      19,871
09/30/2006                       13,791                      17,744
12/31/2006 1                     13,225                      16,957

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -17.99%   5-Year 14.23%   Since Inception (3/31/97)  2.91%


              10 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Commodity Strategy Total Return Fund(R) (Class C)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Commodity
                          Strategy Total Return          Goldman Sachs
                            Fund(R) (Class C)          Commodity Index(R)
                          ---------------------        ------------------
03/31/1997                      $10,000                     $10,000
05/31/1997                       10,240                      10,305
08/31/1997                       10,260                      10,403
11/30/1997                        9,650                       9,879
02/28/1998                        8,141                       8,451
05/31/1998                        7,408                       7,805
08/31/1998                        5,862                       6,527
11/30/1998                        5,088                       6,025
02/28/1999                        4,660                       5,672
05/31/1999                        5,237                       6,526
08/31/1999                        6,195                       7,702
11/30/1999                        6,397                       8,003
02/29/2000                        7,556                       9,503
05/31/2000                        8,069                      10,349
08/31/2000                        9,133                      11,812
11/30/2000                        9,845                      12,753
02/28/2001                        8,808                      11,662
05/31/2001                        8,719                      11,470
08/31/2001                        8,180                      10,767
11/30/2001                        6,584                       8,616
02/28/2002                        6,568                       8,596
05/31/2002                        7,114                       9,418
08/31/2002                        7,658                      10,406
11/30/2002                        7,570                      10,361
02/28/2003                       10,058                      13,721
05/31/2003                        8,921                      12,079
08/31/2003                        9,346                      12,690
11/30/2003                        9,396                      12,722
02/29/2004                       10,752                      14,616
05/31/2004                       11,783                      16,030
08/31/2004                       11,628                      15,822
11/30/2004                       13,098                      17,659
02/28/2005                       13,400                      18,026
05/31/2005                       12,997                      17,502
08/31/2005                       16,687                      22,497
11/30/2005                       14,443                      19,401
02/28/2006                       13,961                      18,718
05/31/2006                       15,505                      20,764
08/31/2006                       14,919                      19,871
09/30/2006                       13,376                      17,744
12/31/2006 1                     12,826                      16,957


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -14.50%   5-Year 14.54%   Since Inception (3/31/97)  2.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 8/31 to 12/31.


              11 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Commodity Strategy Total Return Fund(R) (Class N)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Commodity
                          Strategy Total Return          Goldman Sachs
                            Fund(R) (Class N)          Commodity Index(R)
                          ---------------------        ------------------
03/01/2001                      $10,000                    $10,000
05/31/2001                        9,932                      9,836
08/31/2001                        9,325                      9,233
11/30/2001                        7,470                      7,388
02/28/2002                        7,463                      7,371
05/31/2002                        8,092                      8,076
08/31/2002                        8,722                      8,923
11/30/2002                        8,703                      8,885
02/28/2003                       11,558                     11,766
05/31/2003                       10,264                     10,358
08/31/2003                       10,782                     10,882
11/30/2003                       10,840                     10,909
02/29/2004                       12,429                     12,534
05/31/2004                       13,630                     13,746
08/31/2004                       13,467                     13,568
11/30/2004                       15,188                     15,143
02/28/2005                       15,564                     15,458
05/31/2005                       15,091                     15,008
08/31/2005                       19,396                     19,292
11/30/2005                       16,808                     16,636
02/28/2006                       16,275                     16,051
05/31/2006                       18,088                     17,805
08/31/2006                       17,414                     17,040
09/30/2006                       15,636                     15,216
12/31/2006 1                     14,995                     14,541


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -14.19%   5-Year 15.23%   Since Inception (3/1/01)  7.19%


              12 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Commodity Strategy Total Return Fund(R) (Class Y)

      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Commodity
                          Strategy Total Return          Goldman Sachs
                            Fund(R) (Class Y)          Commodity Index(R)
                          ---------------------        ------------------
03/31/1997                      $10,000                      $10,000
05/31/1997                       10,270                       10,305
08/31/1997                       10,310                       10,403
11/30/1997                        9,730                        9,879
02/28/1998                        8,221                        8,451
05/31/1998                        7,495                        7,805
08/31/1998                        5,941                        6,527
11/30/1998                        5,174                        6,025
02/28/1999                        4,743                        5,672
05/31/1999                        5,359                        6,526
08/31/1999                        6,343                        7,702
11/30/1999                        6,563                        8,003
02/29/2000                        7,772                        9,503
05/31/2000                        8,323                       10,349
08/31/2000                        9,464                       11,812
11/30/2000                       10,242                       12,753
02/28/2001                        9,195                       11,662
05/31/2001                        9,121                       11,470
08/31/2001                        8,592                       10,767
11/30/2001                        6,923                        8,616
02/28/2002                        6,927                        8,596
05/31/2002                        7,543                        9,418
08/31/2002                        8,132                       10,406
11/30/2002                        8,059                       10,361
02/28/2003                       10,738                       13,721
05/31/2003                        9,559                       12,079
08/31/2003                       10,058                       12,690
11/30/2003                       10,136                       12,722
02/29/2004                       11,647                       14,616
05/31/2004                       12,796                       16,030
08/31/2004                       12,657                       15,822
11/30/2004                       14,314                       17,659
02/28/2005                       14,694                       18,026
05/31/2005                       14,289                       17,502
08/31/2005                       18,407                       22,497
11/30/2005                       15,971                       19,401
02/28/2006                       15,493                       18,718
05/31/2006                       17,263                       20,764
08/31/2006                       16,651                       19,871
09/30/2006                       14,960                       17,744
12/31/2006 1                     14,384                       16,957


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 12/31/06

1-Year -12.50%   5-Year 16.00%   Since Inception (3/31/97)  3.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 8/31 to 12/31.


              13 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please note that Oppenheimer Commodity Strategy Total Return Fund invests in derivative instruments and uses leverage, which entails potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


              14 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, September 1, 2006 and held for the period ended December 31, 2006. 1

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on July 1, 2006 and held for the six months ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. The Fund's fiscal year changed from August 31 to December 31.


              15 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            ENDING        EXPENSES
                             BEGINNING      ACCOUNT       PAID DURING THE
                             ACCOUNT        VALUE         PERIOD ENDED
                             VALUE          (12/31/06)    DECEMBER 31, 2006 2,3
--------------------------------------------------------------------------------
Class A Actual               $1,000.00       $  862.10    $ 3.84
--------------------------------------------------------------------------------
Class A Hypothetical          1,000.00        1,019.00      6.28
--------------------------------------------------------------------------------
Class B Actual                1,000.00          859.70      6.39
--------------------------------------------------------------------------------
Class B Hypothetical          1,000.00        1,014.87     10.46
--------------------------------------------------------------------------------
Class C Actual                1,000.00          859.70      6.33
--------------------------------------------------------------------------------
Class C Hypothetical          1,000.00        1,014.97     10.36
--------------------------------------------------------------------------------
Class N Actual                1,000.00          861.10      4.65
--------------------------------------------------------------------------------
Class N Hypothetical          1,000.00        1,017.69      7.61
--------------------------------------------------------------------------------
Class Y Actual                1,000.00          863.90      2.03
--------------------------------------------------------------------------------
Class Y Hypothetical          1,000.00        1,021.93      3.32

Hypothetical assumes 5% annual return before expenses.

2. Actual expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 122/365 to reflect the period from September 1, 2006 to December 31, 2006 (new fiscal year end).

3. Hypothetical expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the four month period). Those annualized expense ratios, excluding affiliated fund indirect expenses and wholly-owned subsidiary management fees, based on the 4-month period ended December 31, 2006 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           1.23%
---------------------------
Class B           2.05
---------------------------
Class C           2.03
---------------------------
Class N           1.49
---------------------------
Class Y           0.65

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


              16 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                    SHARES          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED SUBSIDIARY--22.0%
---------------------------------------------------------------------------------------------------------------
RAF Fund Ltd. 1,2 (Cost $354,830,539)                                            4,000,000     $   279,288,243

                                                                                 PRINCIPAL
                                                                                    AMOUNT
---------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.6%
---------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through
Certificates, Series 2006-M3, Cl. A2B, 5.42%, 9/25/36 3,4                     $  1,890,000           1,891,208
---------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust 2004-2, Automobile
Asset-Backed Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                   2,250,000           2,225,675
---------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WFH3, Asset-Backed
Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 5.45%, 10/31/36 4           1,920,000           1,920,000
---------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.41%, 7/25/36 4                         3,520,000           3,522,250
---------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.43%, 7/7/36 4                          1,937,000           1,938,239
---------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
Cl. 2A1B, 5.18%, 8/25/35 4                                                       2,190,535           2,185,741
---------------------------------------------------------------------------------------------------------------
Mastr Asset Backed Securities Trust 2006-WMC3, Mtg.
Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 5.42%, 8/25/36 3,4          4,690,000           4,692,997
---------------------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 1.762%, 1/25/29 3                                                        405,715              85,200
---------------------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32, 4.45%, 7/25/28                                        1,982,691           1,968,867
---------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.43%, 7/25/36 4                                        1,912,590           1,913,943
---------------------------------------------------------------------------------------------------------------
RASC, Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-KS7, Cl. A2, 5.42%, 9/25/36 4             6,913,000           6,917,419
---------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
Series 2000-14, Cl. 2, 8.61%, 9/30/08 3                                          3,034,804             575,108
---------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.59%, 7/25/36 4        3,605,000           3,607,303
                                                                                               ----------------
Total Asset-Backed Securities (Cost $36,217,502)                                                    33,443,950

---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--40.7%
---------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--35.0%
---------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--35.0%
Fannie Mae Whole Loan, CMO Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                                209,172             215,676
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/18-10/1/18                                                            1,463,043           1,414,077
6%, 7/1/17                                                                       1,346,282           1,365,900
6.50%, 6/1/16-8/1/32                                                             7,567,290           7,749,989
7%, 11/1/22-12/1/34                                                              5,176,376           5,324,747
8%, 4/1/16                                                                         103,026             109,003
9%, 8/1/22-5/1/25                                                                   33,304              35,690


              17 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2001-81, Cl. HE, 6.50%, 1/25/32                                        $  1,534,545     $     1,569,693
Series 2002-66, Cl. FG, 6.35%, 9/25/32 4                                         1,541,892           1,566,369
Series 2002-84, Cl. FB, 6.35%, 12/25/32 4                                        8,118,088           8,364,048
Series 2003-11, Cl. FA, 6.35%, 9/25/32 4                                         5,775,388           5,953,322
Series 2080, Cl. C, 6.50%, 8/15/28                                               2,651,856           2,708,823
Series 2080, Cl. Z, 6.50%, 8/15/28                                               1,449,357           1,472,777
Series 2116, Cl. ZA, 6%, 1/15/29                                                 6,880,411           6,972,437
Series 2191, Cl. TZ, 7%, 10/15/29                                                3,127,180           3,235,855
Series 2341, Cl. FP, 6.25%, 7/15/31 4                                            1,287,833           1,320,119
Series 2427, Cl. ZM, 6.50%, 3/15/32                                              4,595,371           4,707,384
Series 2436, Cl. MC, 7%, 4/15/32                                                 1,690,064           1,748,907
Series 2465, Cl. PG, 6.50%, 6/15/32                                              6,868,294           7,031,595
Series 3153, Cl. FJ, 5.73%, 5/15/36 4                                            2,220,621           2,229,985
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. IO, 10.673%, 7/1/26 5                        683,553             156,317
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/18-12/1/20                                                           36,914,523          35,687,250
5%, 10/1/17-3/1/34                                                             110,753,397         108,525,136
5%, 1/1/22 6                                                                     1,299,000           1,277,079
5.50%, 1/1/22 6                                                                 33,878,000          33,878,000
6%, 6/1/30-11/1/33                                                              35,825,295          36,187,923
6%, 1/1/22 6                                                                    57,846,000          58,659,430
6.50%, 5/1/17-5/1/33                                                            15,730,681          16,121,419
6.50%, 1/1/37 6                                                                 30,350,000          30,928,532
7%, 11/1/17-4/1/33                                                              19,621,428          20,207,946
8.50%, 7/1/32                                                                       17,007              18,314
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                          4,021,541           4,113,504
Trust 1999-64, Cl. TH, 7.50%, 12/25/29                                           8,071,127           8,481,664
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                5,129,507           5,199,282
Trust 2003-84, Cl. PW, 3%, 6/25/22                                               4,311,591           4,238,010
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                           9,590,000           9,614,128
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, 10.279%, 2/1/28 5                                                541,135             121,106
Trust 321, Cl. 2, 9.828%, 4/1/32 5                                               2,436,178             560,165
Trust 340, Cl. 2, 7.032%, 9/1/33 5                                               3,429,770             827,161
Trust 342, Cl. 2, 9.01%, 9/1/33 5                                                5,029,949           1,142,971
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 340, Cl. 1, 5.532%, 9/1/33 7                         3,429,770           2,506,495
                                                                                               ----------------
                                                                                                   443,548,228


              18 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                   $     55,016     $        58,668
---------------------------------------------------------------------------------------------------------------
NON-AGENCY--5.7%
---------------------------------------------------------------------------------------------------------------
COMMERCIAL--5.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2006-5, Cl. A2, 5.348%, 10/10/11               5,325,000           5,336,440
---------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                           1,544,963           1,565,997
---------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial
Mtg. Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                             662,524             641,826
---------------------------------------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.607%, 8/25/08 3,4                                      4,541,284           4,546,051
---------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                         4,365,845           4,357,898
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                          1,786,457           1,786,959
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                       5,807,450           5,807,904
---------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                            681,000             664,704
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                          1,300,000           1,276,527
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                          2,750,000           2,719,256
---------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates, Series 2005-GG5, Cl. A2, 5.117%, 4/10/37              5,992,000           5,974,438
---------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2006-GG8, Cl. A2, 5.479%, 11/10/39 4                                      5,066,000           5,109,770
---------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                          950,000             930,741
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                        2,585,000           2,547,404
---------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30               3,320,000           3,290,074
---------------------------------------------------------------------------------------------------------------
RALI, Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                             6,283,950           6,278,356
---------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                              7,390,520           7,379,059
---------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial
Asset-Backed Securities, Series 2006-C29, Cl. A2, 5.272%, 11/15/48               3,683,000           3,680,017
                                                                                               ----------------
                                                                                                    63,893,421


              19 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.7%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                       $  7,819,211     $     7,904,738
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                            551,419             560,824
                                                                                               ----------------
                                                                                                     8,465,562
                                                                                               ----------------
Total Mortgage-Backed Obligations (Cost $516,099,129)                                              515,965,879

---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.2%
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4%, 8/17/07 8                                                                      990,000             982,564
5%, 9/16/08                                                                      1,440,000           1,439,215
                                                                                               ----------------
Total U.S. Government Obligations (Cost $2,420,289)                                                  2,421,779

---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--25.1%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.0%
---------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.0%
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12                 5,305,000           5,637,316
---------------------------------------------------------------------------------------------------------------
Residential Capital LLC, 6.375% Sr. Unsec. Nts., 6/30/10                         7,080,000           7,167,941
                                                                                               ----------------
                                                                                                    12,805,257

---------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.4%
Block Financial Corp., 8.50% Sr. Unsec. Unsub. Nts., 4/15/07                     4,980,000           5,018,520
---------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.4%
P&O Princess/Carnival plc, 7.30% Nts., 6/1/07                                      935,000             941,656
---------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12                                        3,900,000           4,268,183
                                                                                               ----------------
                                                                                                     5,209,839

---------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.3%
Black & Decker Holdings, Inc., 6.55% Sr. Unsec. Nts., 7/1/07 9,10                6,425,000           6,434,869
---------------------------------------------------------------------------------------------------------------
Centex Corp., 8.75% Sub. Debs., 3/1/07                                           5,485,000           5,508,547
---------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 7.50% Sr. Unsec. Nts., 12/1/07                                4,460,000           4,539,067
                                                                                               ----------------
                                                                                                    16,482,483

---------------------------------------------------------------------------------------------------------------
MEDIA--2.5%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09               4,075,000           4,341,538
---------------------------------------------------------------------------------------------------------------
CBS Corp., 5.625% Sr. Unsec. Nts., 5/1/07                                        4,400,000           4,402,622
---------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                3,885,000           4,040,781
---------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                          3,870,000           3,764,334
---------------------------------------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10                             6,305,000           6,397,368
---------------------------------------------------------------------------------------------------------------
Gannett Co., Inc., 5.50% Unsec. Nts., 4/1/07                                     1,270,000           1,268,796
---------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                        283,000             286,150


              20 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
MEDIA Continued
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                             $    630,000     $       602,432
---------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
5.50% Nts., 11/15/11                                                             2,500,000           2,496,233
6.75% Sr. Unsec. Unsub. Nts., 4/15/11 10                                         4,145,000           4,343,036
                                                                                               ----------------
                                                                                                    31,943,290

---------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.4%
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                          5,150,000           5,227,925
---------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.9%
---------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                           1,590,000           1,538,160
---------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13                               3,810,000           3,773,664
---------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                     7,488,000           7,753,817
                                                                                               ----------------
                                                                                                    13,065,641

---------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.4%
Bunge Ltd. Finance Corp., 4.375% Unsec. Nts., 12/15/08                           1,440,000           1,410,299
---------------------------------------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts., 4/15/09                                       3,465,000           3,525,835
                                                                                               ----------------
                                                                                                     4,936,134

---------------------------------------------------------------------------------------------------------------
TOBACCO--0.5%
Philip Morris Cos., 7.20% Unsec. Nts., 2/1/07                                    6,020,000           6,024,900
---------------------------------------------------------------------------------------------------------------
ENERGY--3.5%
---------------------------------------------------------------------------------------------------------------
OIL & GAS--3.5%
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12                  995,000             991,983
---------------------------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11           5,070,000           5,411,591
---------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                                     890,000             893,783
7.75% Sr. Unsec. Nts., 2/15/12                                                     470,000             512,780
---------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.50% Sr. Unsec. Nts., 11/1/10                 5,225,000           5,575,848
---------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 4.375% Sr. Unsec. Nts., 10/1/07                              3,264,000           3,238,955
---------------------------------------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11                                1,775,000           1,867,765
---------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09            4,640,000           4,874,320
---------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 9             5,693,333           5,606,527
---------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc., 7.125% Unsec. Unsub. Debs., 6/1/07                        6,565,000           6,607,732
---------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                                              2,280,000           2,283,080
7.625% Sr. Unsec. Nts., 2/15/12                                                  1,550,000           1,668,367
---------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                              4,930,000           4,972,694
                                                                                               ----------------
                                                                                                    44,505,425


              21 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
FINANCIALS--4.6%
---------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.5%
Amvescap plc, 5.90% Sr. Unsec. Nts., 1/15/07                                  $  5,780,000     $     5,780,590
---------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08                300,000             294,806
                                                                                               ----------------
                                                                                                     6,075,396

---------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.5%
ABN Amro Bank NV (Chicago Branch), 7.125% Unsec. Sub. Nts., 6/18/07              4,475,000           4,510,165
---------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                     1,385,000           1,368,100
                                                                                               ----------------
                                                                                                     5,878,265

---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
Bank of America Corp., 3.875% Nts., 1/15/08                                        320,000             315,251
---------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13                                          7,000,000           6,956,187
---------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12                                                  490,000             505,783
---------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp., 4.20% Nts., 11/30/07                                  270,000             267,314
---------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 4% Nts., 2/1/08                                              510,000             503,365
---------------------------------------------------------------------------------------------------------------
MBNA Corp., 5.625% Nts., 11/30/07                                                  320,000             320,653
                                                                                               ----------------
                                                                                                     8,868,553

---------------------------------------------------------------------------------------------------------------
INSURANCE--0.5%
Allstate Financial Global Funding, 5.25% Nts., 2/1/07 9                            190,000             189,988
---------------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 5% Nts., 7/27/07 9                               1,532,000           1,527,360
---------------------------------------------------------------------------------------------------------------
Lincoln National Corp., 5.25% Sr. Unsec. Nts., 6/15/07                           2,265,000           2,260,939
---------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                  720,000             704,627
---------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 9                                  1,140,000           1,108,366
---------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 7.65% Surplus Nts., 7/1/07 9                  630,000             637,358
                                                                                               ----------------
                                                                                                     6,428,638

---------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.3%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                      5,760,000           6,351,684
---------------------------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                             5,180,000           5,043,352
---------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                        5,498,000           5,494,954
                                                                                               ----------------
                                                                                                    16,889,990

---------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.1%
Countrywide Home Loans, Inc.:
5.50% Nts., Series K, 2/1/07                                                       405,000             405,026
5.625% Nts., Series K, 5/15/07                                                   3,170,000           3,172,704
---------------------------------------------------------------------------------------------------------------
MGIC Investment Corp., 6% Sr. Unsec. Nts., 3/15/07                               3,230,000           3,232,716


              22 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE Continued
Washington Mutual, Inc., 5.625% Sr. Unsec. Nts., 1/15/07                      $  7,882,000     $     7,882,457
                                                                                               ----------------
                                                                                                    14,692,903

---------------------------------------------------------------------------------------------------------------
HEALTH CARE--0.6%
---------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.6%
CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                      1,900,000           1,998,390
7.40% Unsec. Nts., 5/15/07                                                       3,810,000           3,835,279
---------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc., 5.20% Sr. Unsec. Nts., 1/17/07 10                      1,310,000           1,309,876
                                                                                               ----------------
                                                                                                     7,143,545

---------------------------------------------------------------------------------------------------------------
INDUSTRIALS--1.1%
---------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 9                                6,020,000           5,862,938
---------------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75% Sr. Nts., 2/15/07                                      436,000             436,335
                                                                                               ----------------
                                                                                                     6,299,273

---------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
Waste Management, Inc., 7.125% Sr. Unsec. Nts., 10/1/07                          1,765,000           1,781,716
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.2%
Textron Financial Corp., 5.875% Unsec. Unsub. Nts., 6/1/07                       2,630,000           2,635,691
---------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.3%
Erac USA Finance Co., 6.75% Nts., 5/15/07 9                                      3,490,000           3,504,051
---------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.4%
---------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                                  465,000             477,157
---------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                      4,330,000           4,698,050
---------------------------------------------------------------------------------------------------------------
MATERIALS--0.5%
---------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%
Praxair, Inc., 4.75% Unsec. Nts., 7/15/07                                        3,510,000           3,501,678
---------------------------------------------------------------------------------------------------------------
METALS & MINING--0.2%
Barrick Gold Finance Co., 7.50% Unsec. Debs., 5/1/07                             3,170,000           3,191,819
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                     3,455,000           3,366,148
4% Unsec. Unsub. Nts., 1/15/10                                                   2,970,000           2,838,013
---------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                               5,740,000           5,665,168
---------------------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                                     4,565,000           4,996,653
---------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 6.125% Nts., 6/15/07 10                            2,850,000           2,857,510
                                                                                               ----------------
                                                                                                    19,723,492


              23 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
UTILITIES--4.9%
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.5%
FPL Group Capital, Inc., 4.086% Nts., Series A, 2/16/07                       $  5,020,000     $     5,011,958
---------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                          580,000             576,333
---------------------------------------------------------------------------------------------------------------
Pepco Holdings, Inc., 5.50% Unsec. Unsub. Nts., 8/15/07                          6,580,000           6,575,703
---------------------------------------------------------------------------------------------------------------
Southern Co. Capital Funding, Inc., 5.30% Sr. Unsec. Unsub. Nts.,
Series A, 2/1/07                                                                 1,270,000           1,269,507
---------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                              5,315,000           5,520,228
                                                                                               ----------------
                                                                                                    18,953,729

---------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--3.4%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                       6,830,000           7,202,016
---------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 8.875% Sr. Nts., 5/15/07                             4,745,000           4,800,312
---------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                         7,175,000           7,747,292
---------------------------------------------------------------------------------------------------------------
Panhandle Eastern Pipe Line Co., 2.75% Sr. Unsec. Nts., Series B, 3/15/07        5,140,000           5,109,880
---------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                      3,570,000           3,563,263
---------------------------------------------------------------------------------------------------------------
Public Service Co. of New Mexico, 4.40% Sr. Unsec. Nts., 9/15/08                 1,235,000           1,212,860
---------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                              6,220,000           6,677,786
---------------------------------------------------------------------------------------------------------------
Texas Eastern Transmission Corp., 5.25% Sr. Unsec. Unsub. Nts., 7/15/07          6,723,000           6,705,533
                                                                                               ----------------
                                                                                                    43,018,942
                                                                                               ----------------
Total Corporate Bonds and Notes (Cost $318,624,859)                                                318,982,302

---------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS--17.9%
---------------------------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Index Excess Return
Linked Securities:
5.20%, 12/6/07 11                                                               26,000,000          22,829,370
5.25%, 11/6/07 11                                                               40,000,000          29,046,260
---------------------------------------------------------------------------------------------------------------
Cargill, Inc., Goldman Sachs Commodity Index Total Return
Linked Securities:
4.90%, 2/27/07 11                                                               60,000,000          34,187,316
4.944%, 3/27/07 11                                                              34,000,000          21,250,221
4.95%, 3/19/07 11                                                               40,000,000          24,948,356
4.98%, 4/3/07 11                                                                38,000,000          19,749,090
---------------------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.642%, 11/30/07 4                                                5,434,321           5,388,483
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), AB Svensk Exportkredit
Linked Nts., 5.114%, 1/29/08 4                                                  15,000,000          14,619,000


              24 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                 PRINCIPAL               VALUE
                                                                                    AMOUNT          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS Continued
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc., Goldman Sachs Commodity
Index Total Return Linked Securities, 5.25%, 3/5/07 4,11                      $ 90,000,000     $    54,797,000
                                                                                               ----------------
Total Hybrid Instruments (Cost $348,460,958)                                                       226,815,096

---------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.1% 12
---------------------------------------------------------------------------------------------------------------
Undivided interest of 0.0004% in joint repurchase agreement (Principal
Amount/Value $4,100,000,000, with a maturity value of $4,102,437,222)
with Nomura Securities, 5.35%, dated 12/29/06, to be repurchased at
$14,723 on 1/2/07, collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a value of $4,182,000,000                        14,714              14,714
---------------------------------------------------------------------------------------------------------------
Undivided interest of 0.008% in joint repurchase agreement (Principal
Amount/Value $3,000,000,000, with a maturity value of $3,001,776,667)
with Morgan Stanley, 5.33%, dated 12/29/06, to be repurchased at
$250,148 on 1/2/07, collateralized by U.S. Agency Mortgages,
4%-6.50%, 1/1/18-11/1/46, with a value of $3,060,000,000                           250,000             250,000
---------------------------------------------------------------------------------------------------------------
Undivided interest of 0.02% in joint repurchase agreement (Principal
Amount/Value $1,500,000,000, with a maturity value of 1,500,887,083)
with Banc of America Securities LLC, 5.3225%, dated 12/29/06, to be repurchased at $250,148 on 1/2/07, collateralized by
U.S. Agency Mortgages, 0.00%-6%, 8/1/34-11/15/36, with
a value of $1,530,000,000                                                          250,000             250,000
---------------------------------------------------------------------------------------------------------------
Undivided interest of 0.05% in joint repurchase agreement (Principal
Amount/Value $500,000,000 with a maturity value of $500,294,444)
with ING Financial Markets LLC, 5.30%, dated 12/29/06,
to be repurchased at $250,147 on 1/2/07, collateralized by
U.S. Agency Mortgages, 0.00%-6%, 3/15/20-10/25/36, with
a value of $510,000,022                                                            250,000             250,000
---------------------------------------------------------------------------------------------------------------
Undivided interest of 0.08% in joint repurchase agreement (Principal
Amount/Value $300,000,000, with a maturity value of $300,178,333)
with GX Clarke, 5.35%, dated 12/29/06, to be repurchased at $250,149 on 1/2/07, collateralized by U.S. Agency Mortgages, 0.00%-8.20%,
1/5/07-7/15/36, with a value of $306,001,910                                       250,000             250,000
                                                                                               ----------------
Total Investments Purchased with Cash Collateral
from Securities Loaned (Cost $1,014,714)                                                             1,014,714

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,577,667,990)                                    108.6%      1,377,931,963
---------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                 (8.6)       (108,647,919)
                                                                              ---------------------------------
NET ASSETS                                                                           100.0%    $ 1,269,284,044
                                                                              =================================


              25 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 63.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $11,790,564, which represents 0.93% of the Fund's net assets. See
Note 6 of accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,807,720 or 0.22% of the Fund's net assets as of December 31, 2006.

6. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,506,495 or 0.20% of the Fund's net assets as of December 31, 2006.

8. Partial or fully-loaned security. See Note 7 of accompanying Notes.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,871,457 or 1.96% of the Fund's net assets as of December 31, 2006.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $6,888,889. See Note 5 of accompanying Notes.

11. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

12. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

Represents ownership of at least 5% of the voting securities of the issuer, and was an affiliate, as defined in the Investment Company Act of 1940, during the period ended December 31, 2006. There were no affiliate securities held by the Fund as of December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                 SHARES             GROSS                 GROSS           SHARES
                                        AUGUST 31, 2006         ADDITIONS            REDUCTIONS    DEC. 31, 2006
----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                           --       319,317,516           319,317,516               --

                                                                                                        DIVIDEND
                                                                                                          INCOME
----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                                                                             $ 396,181

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              26 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,222,837,451)                                                   $ 1,098,643,720
Investment in wholly-owned subsidiary (cost $354,830,539)                                          279,288,243
                                                                                               ----------------
                                                                                                 1,377,931,963
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                10,935,894
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                     16,147,459
Shares of beneficial interest sold                                                                   6,579,292
Investments sold                                                                                       784,258
Futures margins                                                                                        294,446
Other                                                                                                    9,197
                                                                                               ----------------
Total assets                                                                                     1,412,682,509

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                           1,014,714
---------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $125,156,139 purchased on a when-issued basis
or forward commitment)                                                                             125,920,257
Shares of beneficial interest redeemed                                                              15,033,825
Distribution and service plan fees                                                                     693,820
Shareholder communications                                                                             321,533
Transfer and shareholder servicing agent fees                                                          318,433
Dividends                                                                                                   27
Trustees' compensation                                                                                       5
Other                                                                                                   95,851
                                                                                               ----------------
Total liabilities                                                                                  143,398,465

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 1,269,284,044
                                                                                               ================

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                     $       195,160
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,607,075,729
---------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                   14,708,308
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                      (157,298,254)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                        (195,396,899)
                                                                                               ----------------
NET ASSETS                                                                                     $ 1,269,284,044
                                                                                               ================


              27 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $729,958,993 and 111,910,537 shares of beneficial interest outstanding)                               $6.52
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                              $6.92
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $85,124,103 and 13,234,016 shares of beneficial interest outstanding)                                 $6.43
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $170,179,718 and 26,605,805 shares of beneficial interest outstanding)                                $6.40
---------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $19,428,458 and 3,006,953 shares of beneficial interest outstanding)                                  $6.46
---------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $264,592,772 and 40,403,060 shares of beneficial interest outstanding)                         $6.55

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              28 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         FOUR MONTHS ENDED          YEAR ENDED
                                                                           DEC. 31, 2006 1       AUG. 31, 2006
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,334
for the year ended August 31, 2006)                                           $ 20,126,215     $    77,233,596
---------------------------------------------------------------------------------------------------------------
Dividends--affiliated companies                                                    396,181                  --
---------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                               5,203               4,920
---------------------------------------------------------------------------------------------------------------
Other income                                                                        15,758               7,145
                                                                              ---------------------------------
Total investment income                                                         20,543,357          77,245,661

---------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------
Management fees                                                                  3,940,973          14,699,964
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                            688,193           2,810,643
Class B                                                                            315,908           1,305,314
Class C                                                                            661,375           2,603,073
Class N                                                                             34,437             122,830
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                            855,228           2,446,914
Class B                                                                            140,921             441,690
Class C                                                                            230,197             641,489
Class N                                                                             30,842              94,274
Class Y                                                                             25,216              57,579
---------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                            163,817             249,695
Class B                                                                             35,432              52,705
Class C                                                                             45,825              68,806
Class N                                                                              3,164               5,274
Class Y                                                                              4,554               6,128
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                         53,007              28,435
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                              12,672              28,013
---------------------------------------------------------------------------------------------------------------
Administration service fees                                                            500               1,500
---------------------------------------------------------------------------------------------------------------
Other                                                                               78,263              89,452
                                                                              ---------------------------------
Total expenses                                                                   7,320,524          25,753,778
Less reduction to custodian expenses                                                (1,556)            (28,435)
Less waivers and reimbursements of expenses                                     (1,214,715)           (105,484)
                                                                              ---------------------------------
Net expenses                                                                     6,104,253          25,619,859

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           14,439,104          51,625,802

1. The Fund changed its fiscal year end from August 31 to December 31.


              29 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

                                                                         FOUR MONTHS ENDED          YEAR ENDED
                                                                           DEC. 31, 2006 1       AUG. 31, 2006
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised
for the year ended August 31, 2006)                                          $ (36,720,995)    $    23,846,676
Closing and expiration of option contracts written                                      --           2,034,344
Closing and expiration of futures contracts                                    (15,444,574)        (31,001,161)
Swap contracts                                                                     (17,208)            452,635
                                                                             ----------------------------------
Net realized loss                                                              (52,182,777)         (4,667,506)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                   (199,110,996)       (115,596,706)
Futures contracts                                                                6,700,256        (112,888,517)
Option contracts written                                                                --              (6,451)
Swap contracts                                                                      39,345             (39,345)
                                                                             ----------------------------------
Net change in unrealized depreciation                                         (192,371,395)       (228,531,019)

---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(230,115,068)    $  (181,572,723)
                                                                             ==================================

1. The Fund changed its fiscal year end from August 31 to December 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              30 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOUR MONTHS ENDED                  YEAR ENDED AUG. 31,
                                                          DEC. 31, 2006 1             2006                2005
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                     $    14,439,104   $   51,625,802     $    14,420,818
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      (52,182,777)      (4,667,506)        249,900,489
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         (192,371,395)    (228,531,019)        225,089,316
                                                          -----------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                              (230,115,068)    (181,572,723)        489,410,623

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                       (26,007,032)     (11,433,271)         (7,247,857)
Class B                                                        (2,239,937)        (821,899)           (190,261)
Class C                                                        (4,746,117)      (1,750,765)           (467,943)
Class N                                                          (627,304)        (208,442)            (86,194)
Class Y                                                        (9,688,707)      (2,600,912)           (970,044)
                                                          -----------------------------------------------------
                                                              (43,309,097)     (16,815,289)         (8,962,299)
---------------------------------------------------------------------------------------------------------------

Distributions from net realized gain:
Class A                                                                --      (98,053,603)       (176,519,945)
Class B                                                                --      (11,828,387)        (21,692,760)
Class C                                                                --      (22,813,258)        (33,838,230)
Class N                                                                --       (2,151,295)         (2,633,667)
Class Y                                                                --      (14,899,429)        (14,050,224)
                                                          -----------------------------------------------------
                                                                       --     (149,745,972)       (248,734,826)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                      (127,188,990)       1,916,130         452,635,213
Class B                                                       (12,307,113)      (4,458,453)         51,758,221
Class C                                                       (38,105,624)      35,205,734         120,499,718
Class N                                                          (754,032)       3,626,279          13,842,607
Class Y                                                        (9,903,830)     208,030,457          81,631,447
                                                          -----------------------------------------------------
                                                             (188,259,589)     244,320,147         720,367,206

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                    (461,683,754)    (103,813,837)        952,080,704
---------------------------------------------------------------------------------------------------------------
Beginning of period                                         1,730,967,798    1,834,781,635         882,700,931
                                                          -----------------------------------------------------
End of period (including accumulated net
investment income of $14,708,308, $43,447,519
and $6,684,985, respectively)                             $ 1,269,284,044   $1,730,967,798     $ 1,834,781,635
                                                          =====================================================

1. The Fund changed its fiscal year end from August 31 to December 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              31 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               FOUR MONTHS                                                                   YEAR
                                                     ENDED                                                                  ENDED
                                                  DEC. 31,                                                               AUG. 31,
CLASS A                                             2006 1             2006            2005          2004         2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    7.82      $      9.59      $     9.13     $    7.51     $   6.15   $   6.93
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .07 2            .24 2           .11 2         .01          .03        .29
Net realized and unrealized gain (loss)              (1.14)           (1.17)           2.84          1.85         1.38       (.71)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                     (1.07)            (.93)           2.95          1.86         1.41       (.42)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.23)            (.08)           (.07)           -- 3       (.05)      (.36)
Distributions from net realized gain                    --             (.76)          (2.42)         (.24)          --         --
                                                 ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.23)            (.84)          (2.49)         (.24)        (.05)      (.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    6.52      $      7.82      $     9.59     $    9.13     $   7.51   $   6.15
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                  (13.79)%          (9.98)%         44.66%        25.44%       23.08%     (5.54)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 729,959      $ 1,017,895      $1,246,436     $ 638,254     $238,828   $148,319
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 835,927      $ 1,140,904      $  844,342     $ 413,618     $193,837   $115,458
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                 3.10%            2.95%           1.34%         0.22%        0.46%      4.73%
Total expenses                                        1.47% 6,7        1.30% 6         1.32%         1.40%        1.49%      1.68%
Expenses after payments and waivers
and reduction to custodian expenses                   1.23%            1.29%           1.32%         1.40%        1.49%      1.68%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 32% 8            89% 8,9         94% 8         87%          61%        49%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Expenses paid including all expenses of the wholly-owned subsidiary were as follows:

     Four Months Ended December 31, 2006   1.71%
     Year Ended August 31, 2006            1.31%

7. Expenses including indirect expenses from affiliated fund were as follows:

     Four Months Ended December 31, 2006   1.47%

8. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS     SALE TRANSACTIONS
---------------------------------------------------------------------------------
Four Months Ended December 31, 2006          $  642,777,532        $  686,348,366
Year Ended August 31, 2006                    4,236,251,723         4,418,930,664
Year Ended August 31, 2005                    4,827,248,691         4,809,916,669

9. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              32 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                               FOUR MONTHS                                                                   YEAR
                                                     ENDED                                                                  ENDED
                                                  DEC. 31,                                                               AUG. 31,
CLASS B                                             2006 1             2006            2005          2004         2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    7.67      $      9.46      $     9.05     $    7.51     $   6.16   $   6.95
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .05 2            .17 2           .04 2        (.05)        (.04)       .23
Net realized and unrealized gain (loss)              (1.12)           (1.15)           2.80          1.83         1.40       (.70)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                     (1.07)            (.98)           2.84          1.78         1.36       (.47)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.17)            (.05)           (.01)           --         (.01)      (.32)
Distributions from net realized gain                    --             (.76)          (2.42)         (.24)          --         --
                                                 ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.17)            (.81)          (2.43)         (.24)        (.01)      (.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    6.43      $      7.67      $     9.46     $    9.05     $   7.51   $   6.16
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                  (14.03)%         (10.72)%         43.33%        24.32%       22.12%     (6.38)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  85,124      $   115,174      $  147,663     $  78,125     $ 37,589   $ 24,738
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  94,533      $   130,837      $  102,816     $  52,436     $ 32,101   $ 20,032
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          2.28%            2.05%           0.46%        (0.69)%      (0.41)%     4.10%
Total expenses                                        2.42% 5,6        2.19% 5         2.19%         2.32%        2.44%      2.45%
Expenses after payments and waivers
and reduction to custodian expenses                   2.05%            2.18%           2.19%         2.31%        2.36%      2.45%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 32% 7            89% 7,8         94% 7         87%          61%        49%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses paid including all expenses of the wholly-owned subsidiary were as follows:

     Four Months Ended December 31, 2006       2.66%
     Year Ended August 31, 2006                2.20%

6. Expenses including indirect expenses from affiliated fund were as follows:

     Four Months Ended December 31, 2006       2.42%

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                           PURCHASE TRANSACTIONS     SALE TRANSACTIONS
     ---------------------------------------------------------------------------------
     Four Months Ended December 31, 2006          $  642,777,532        $  686,348,366
     Year Ended August 31, 2006                    4,236,251,723         4,418,930,664
     Year Ended August 31, 2005                    4,827,248,691         4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              33 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                               FOUR MONTHS                                                                   YEAR
                                                     ENDED                                                                  ENDED
                                                  DEC. 31,                                                               AUG. 31,
CLASS C                                             2006 1             2006            2005          2004         2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    7.64      $      9.42      $     9.02     $    7.48     $   6.14   $   6.93
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .05 2            .17 2           .05 2        (.03)        (.03)       .23
Net realized and unrealized gain (loss)              (1.12)           (1.13)           2.79          1.81         1.38       (.70)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                     (1.07)            (.96)           2.84          1.78         1.35       (.47)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.17)            (.06)           (.02)           --         (.01)      (.32)
Distributions from net realized gain                    --             (.76)          (2.42)         (.24)          --         --
                                                 ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.17)            (.82)          (2.44)         (.24)        (.01)      (.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    6.40      $      7.64      $     9.42     $    9.02     $   7.48   $   6.14
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                  (14.03)%         (10.59)%         43.50%        24.42%       22.04%     (6.39)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 170,180      $   245,844      $  264,019     $ 110,728     $ 36,531   $ 18,115
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 197,628      $   261,017      $  170,306     $  68,392     $ 25,746   $ 11,771
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          2.30%            2.17%           0.57%        (0.62)%      (0.43)%     3.99%
Total expenses                                        2.28% 5,6        2.09% 5         2.11%         2.24%        2.40%      2.45%
Expenses after payments and waivers
and reduction to custodian expenses                   2.03%            2.08%           2.11%         2.24%        2.36%      2.45%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 32% 7            89% 7,8         94% 7         87%          61%        49%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses paid including all expenses of the wholly-owned subsidiary were as follows:

     Four Months Ended December 31, 2006     2.52%
     Year Ended August 31, 2006              2.10%

6. Expenses including indirect expenses from affiliated fund were as follows:

     Four Months Ended December 31, 2006     2.28%

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                           PURCHASE TRANSACTIONS      SALE TRANSACTIONS
     ----------------------------------------------------------------------------------
     Four Months Ended December 31, 2006         $   642,777,532        $   686,348,366
     Year Ended August 31, 2006                    4,236,251,723          4,418,930,664
     Year Ended August 31, 2005                    4,827,248,691          4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              34 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                               FOUR MONTHS                                                                   YEAR
                                                     ENDED                                                                  ENDED
                                                  DEC. 31,                                                               AUG. 31,
CLASS N                                             2006 1             2006            2005          2004         2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    7.74      $      9.51      $     9.08     $    7.50     $   6.15   $   6.99
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .07 2            .21 2           .08 2          --          .07        .30
Net realized and unrealized gain (loss)              (1.14)           (1.15)           2.82          1.82         1.36       (.78)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                     (1.07)            (.94)           2.90          1.82         1.43       (.48)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.21)            (.07)           (.05)           --         (.08)      (.36)
Distributions from net realized gain                    --             (.76)          (2.42)         (.24)          --         --
                                                 ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.21)            (.83)          (2.47)         (.24)        (.08)      (.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    6.46      $      7.74      $     9.51     $    9.08     $   7.50   $   6.15
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                  (13.89)%         (10.22)%         44.03%        24.90%       23.63%     (6.47)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  19,428      $    24,106      $   25,586     $   8,206     $  1,578   $    314
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  20,724      $    24,867      $   14,654     $   4,516     $  1,001   $    146
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          2.83%            2.59%           1.03%        (0.17)%       0.27%      3.57%
Total expenses                                        1.85% 5,6        1.71% 5         1.68%         1.84%        1.83%      1.94%
Expenses after payments and waivers
and reduction to custodian expenses                   1.49%            1.66%           1.68%         1.80%        1.63%      1.94%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 32% 7            89% 7,8         94% 7         87%          61%        49%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses paid including all expenses of the wholly-owned subsidiary were as follows:

     Four Months Ended December 31, 2006     2.09%
     Year Ended August 31, 2006              1.72%

6. Expenses including indirect expenses from affiliated fund were as follows:

     Four Months Ended December 31, 2006     1.85%

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                           PURCHASE TRANSACTIONS      SALE TRANSACTIONS
     ----------------------------------------------------------------------------------
     Four Months Ended December 31, 2006         $   642,777,532        $   686,348,366
     Year Ended August 31, 2006                    4,236,251,723          4,418,930,664
     Year Ended August 31, 2005                    4,827,248,691          4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              35 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                               FOUR MONTHS                                                                   YEAR
                                                     ENDED                                                                  ENDED
                                                  DEC. 31,                                                               AUG. 31,
CLASS Y                                             2006 1             2006            2005          2004         2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    7.88      $      9.63     $      9.15     $    7.52     $   6.15   $   6.94
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .09 2            .29 2           .15 2         .05          .06        .32
Net realized and unrealized gain (loss)              (1.15)           (1.18)           2.86          1.84         1.39       (.73)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                     (1.06)            (.89)           3.01          1.89         1.45       (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.27)            (.10)           (.11)         (.02)        (.08)      (.38)
Distributions from net realized gain                    --             (.76)          (2.42)         (.24)          --         --
                                                 ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.27)            (.86)          (2.53)         (.26)        (.08)      (.38)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    6.55      $      7.88     $      9.63     $    9.15     $   7.52   $   6.15
                                                 ==================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                  (13.61)%          (9.54)%         45.42%        25.84%       23.69%     (5.36)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 264,593      $   327,949      $  151,078     $  47,387     $ 25,724   $  6,908
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 272,831      $   255,428      $   83,836     $  31,449     $ 15,755   $  3,420
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 3.67%            3.52%           1.83%         0.65%        0.83%      3.95%
Total expenses                                        0.89% 5,6        0.84% 5         0.88%         0.97%        1.08%      1.27%
Expenses after payments and waivers
and reduction to custodian expenses                   0.65%            0.83%           0.88%         0.97%        1.08%      1.26%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 32% 7            89% 7,8         94% 7         87%          61%        49%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses paid including all expenses of the wholly-owned subsidiary were as follows:

     Four Months Ended December 31, 2006     1.13%
     Year Ended August 31, 2006              0.85%

6. Expenses including indirect expenses from affiliated fund were as follows:

     Four Months Ended December 31, 2006     0.89%

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                           PURCHASE TRANSACTIONS     SALE TRANSACTIONS
     ---------------------------------------------------------------------------------
     Four Months Ended December 31, 2006         $   642,777,532       $   686,348,366
     Year Ended August 31, 2006                    4,236,251,723         4,418,930,664
     Year Ended August 31, 2005                    4,827,248,691         4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              36 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Commodity Strategy Total Return Fund (the Fund), formerly Oppenheimer Real Asset Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On December 18, 2006, the Board of Trustees elected to change the fiscal year end of the Fund from August 31 to December 31. Accordingly, these financial statements include information for the four month period from September 1, 2006 to December 31, 2006. The Fund's investment objective is to seek total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in value of the Fund's investments and income on those investments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly-owned subsidiary of the Advisor.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisor and the Manager.

      The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as


              37 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities and the Fund's Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

      For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income. For the period from August 31, 2006 through December 31, 2006, the Subsidiary has a deficit of $63,295,836 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


              38 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

      The net asset value of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for business. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments according to the Fund's methodologies disclosed above.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more


              39 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $125,156,139 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential


              40 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  DEPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
  UNDISTRIBUTED    UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                     LOSS   FOR FEDERAL INCOME
  INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
  ----------------------------------------------------------------------------
  $14,339,890                $--             $152,095,372         $199,353,786

1. As of December 31, 2006, the Fund had $138,147,730 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        -------------------------------
                        2013              $ 105,781,986
                        2014                 32,365,744
                                          -------------
                        TOTAL             $ 138,147,730
                                          =============

2. As of December 31, 2006, the Fund had $13,947,642 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended August 31, 2005, the Fund did not utilize any capital loss carryforward.


              41 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                INCREASE TO
                INCREASE TO                 ACCUMULATED NET
                ACCUMULATED NET               REALIZED LOSS
                INVESTMENT INCOME            ON INVESTMENTS
                -------------------------------------------
                $130,782                           $130,782

The tax character of distributions paid during the four months ended December 31, 2006 and the years ended August 31, 2006 and August 31, 2005 was as follows:

                           FOUR MONTHS ENDED        YEAR ENDED        YEAR ENDED
                           DECEMBER 31, 2006   AUGUST 31, 2006   AUGUST 31, 2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                 $ 43,309,097      $ 76,933,870     $ 128,279,617
Long-term capital gain                    --        89,627,391       129,417,508
                                ------------------------------------------------
Total                           $ 43,309,097      $166,561,261     $ 257,697,125
                                ================================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities           $ 1,577,285,750
           Federal tax cost of other investments       (709,634,308)
                                                    ---------------
           Total federal tax cost                   $   867,651,442
                                                    ===============

           Gross unrealized appreciation            $     2,568,409
           Gross unrealized depreciation               (201,922,195)
                                                    ---------------
           Net unrealized depreciation              $  (199,353,786)
                                                    ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds


              42 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


              43 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    FOUR MONTHS ENDED                         YEAR ENDED                         YEAR ENDED
                                  DECEMBER 31, 2006 1                    AUGUST 31, 2006                    AUGUST 31, 2005
                            SHARES             AMOUNT           SHARES            AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                    10,502,774     $   72,510,410       63,685,467    $  521,423,410       94,212,026    $  777,455,272
Dividends and/or
distributions
reinvested               3,335,334         22,546,857       11,365,248        92,403,268       24,089,571       160,454,202
Redeemed               (32,038,149)      (222,246,257) 2   (74,934,452)     (611,910,548) 3   (58,238,089)     (485,274,261) 4
                       -------------------------------------------------------------------------------------------------------
Net increase
(decrease)             (18,200,041)    $ (127,188,990)         116,263    $    1,916,130       60,063,508    $  452,635,213
                       =======================================================================================================

------------------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                       471,212     $    3,196,501        4,763,761    $   38,833,006        9,282,558    $   76,207,355
Dividends and/or
distributions
reinvested                 284,347          1,896,594        1,323,447        10,603,972        2,820,081        18,521,469
Redeemed                (2,532,948)       (17,400,208) 2    (6,678,110)      (53,895,431) 3    (5,135,305)      (42,970,603) 4
                       -------------------------------------------------------------------------------------------------------
Net increase
(decrease)              (1,777,389)    $  (12,307,113)        (590,902)   $   (4,458,453)       6,967,334    $   51,758,221
                       =======================================================================================================

------------------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                     1,294,478     $    8,723,511       13,237,294    $  106,741,087       18,790,237    $  152,585,965
Dividends and/or
distributions
reinvested                 540,826          3,585,681        2,353,406        18,757,878        4,162,996        27,230,330
Redeemed                (7,429,153)       (50,414,816) 2   (11,423,674)      (90,293,231) 3    (7,202,060)      (59,316,577) 4
                       -------------------------------------------------------------------------------------------------------
Net increase
(decrease)              (5,593,849)    $  (38,105,624)       4,167,026    $   35,205,734       15,751,173    $  120,499,718
                       =======================================================================================================

------------------------------------------------------------------------------------------------------------------------------
CLASS N
Sold                       426,319     $    2,937,548        2,062,983    $   16,822,497        2,265,268    $   18,313,212
Dividends and/or
distributions
reinvested                  83,058            555,660          269,724         2,173,165          403,003         2,665,360
Redeemed                  (617,242)        (4,247,240) 2    (1,907,535)      (15,369,383) 3      (882,773)       (7,135,965) 4
                       -------------------------------------------------------------------------------------------------------
Net increase
(decrease)                (107,865)    $     (754,032)         425,172    $    3,626,279        1,785,498    $   13,842,607
                       =======================================================================================================

------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                    10,512,819     $   72,211,466       36,833,033    $  295,975,516       16,487,939    $  131,638,201
Dividends and/or
distributions
reinvested               1,227,816          8,324,595        1,579,904        12,809,636        1,252,352         8,401,675
Redeemed               (12,958,379)       (90,439,891) 2   (12,486,664)     (100,754,695) 3    (7,222,356)      (58,408,429) 4
                       -------------------------------------------------------------------------------------------------------
Net increase
(decrease)              (1,217,744)    $   (9,903,830)      25,926,273    $  208,030,457       10,517,935    $   81,631,447
                       =======================================================================================================


              44 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Net of redemption fees of $962, $109, $228, $24 and $314 for Class A, Class B, Class C, Class N and Class Y, respectively.

3. Net of redemption fees of $62,156, $7,128, $14,220, $1,355 and $13,916 for
Class A, Class B, Class C, Class N and Class Y, respectively.

4. Net of redemption fees of $92,832, $11,304, $18,724, $1,611 and $9,217 for
Class A, Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the period ended December 31, 2006, were as follows:

                                               PURCHASES           SALES
          --------------------------------------------------------------
          Investment securities            $ 448,352,508   $ 331,353,630
          U.S. government and
          government agency obligations        5,338,476       8,133,157
          To Be Announced (TBA)
          mortgage-related securities        642,777,532     686,348,366

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

          FEE SCHEDULE
          -----------------------------------------------
          Up to $200 million                        1.00%
          Next $200 million                         0.90
          Next $200 million                         0.85
          Next $200 million                         0.80
          Over $800 million                         0.75

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Advisor retains the Manager to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Advisor pays the Manager an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

          FEE SCHEDULE FOR SUB-ADVISOR
          -----------------------------------------------
          Up to $200 million                       0.500%
          Next $200 million                        0.450
          Next $200 million                        0.425
          Next $200 million                        0.400
          Over $800 million                        0.375

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended December 31, 2006, the Fund paid $1,257,323 to OFS for services to the Fund.


              45 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2006 for Class B, Class C and Class N shares were $3,612,714, $3,355,819 and $309,878, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


              46 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                          CLASS A         CLASS B         CLASS C        CLASS N
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT     CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED       DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY    RETAINED BY
FOUR MONTHS ENDED     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------------------------
December 31, 2006         $61,247         $19,422        $100,496         $34,873         $1,275

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund's Board of Trustees for such termination. During the period ended December 31, 2006, the Advisor waived $1,157,822.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the period ended December 31, 2006, OFS waived $37,091, $4,735 and $7,622 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the period ended December 31, 2006, the Manager waived $7,445 for IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity futures). The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


              47 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                             UNREALIZED
                              EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION               DATES   CONTRACTS     DEC. 31, 2006   (DEPRECIATION)
----------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Heating Oil                      1/31/07         482     $  33,366,161      $  (619,613)
                                                                            ------------

CONTRACTS TO SELL
U.S. Long Bonds                  3/21/07         135        15,044,063          307,453
U.S. Treasury Nts., 2 yr.        3/30/07       2,022       412,551,188        1,461,794
U.S. Treasury Nts., 5 yr.        3/30/07       1,391       146,141,938          871,840
U.S. Treasury Nts., 10 yr.       3/21/07       1,575       169,263,281        2,317,654
                                                                            ------------
                                                                              4,958,741
                                                                            ------------
                                                                            $ 4,339,128
                                                                            ============

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments.


              48 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $982,564, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $1,014,714 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that


              49 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. LITIGATION Continued

by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


              50 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Commodity Strategy Total Return Fund (the "Fund"), formerly Oppenheimer Real Asset Fund, including the statement of investments as of December 31, 2006, and the related statement of operations for the four-month period then ended, the statements of changes in net assets for the four-month period then ended and the years ended August 31, 2006 and 2005, and the financial highlights for the four-month period ended December 31, 2006 and for each of the five years in the period ended August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, and the results of its operations for the four-month period then ended, the changes in its net assets for the four-month period then ended and the years ended August 31, 2006 and 2005, and the financial highlights for the four-month period ended December 31, 2006 and for each of the five years in the period ended August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007


              51 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2006, $13,826,094 or 31.92% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


              52 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


              53 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commis-sion; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact


              54 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Kevin Baum, Angelo Manioudakis and the Manager's investment teams and analysts. Mr. Baum has been a portfolio manger of the Fund since May 1999 and Mr. Manioudakis has been a portfolio manager of the Fund since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Man-ager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other specialty diversified equity funds that invest in commodities. The Board noted that the Fund's one-year and three-year performance were better than its peer group median. Comparative performance information of other specialty diversified equity funds that invest in commodities was not available for the Fund's five-year performance.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other specialty diversified equity funds that invest in commodities and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees were at its peer group median although its actual management fees are higher.


              55 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


              56 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE              TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND
                                          COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                               THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON
TRUSTEES                                  WAY, CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN
                                          INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH
                                          OR REMOVAL.

WILLIAM L. ARMSTRONG,                     President, Colorado Christian University (since 2006); Chairman of
Chairman of the Board                     the following private mortgage banking companies: Cherry Creek
of Trustees (since 2003),                 Mortgage Company (since 1991), Centennial State Mortgage Company
Trustee (since 1999)                      (since 1994), and The El Paso Mortgage Company (since 1993);
Age: 69                                   Chairman of the following private companies: Ambassador Media
                                          Corporation (since 1984) and Broadway Ventures (since 1984);
                                          Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for
                                          Christ (since 1991) and The Lynde and Harry Bradley Foundation,
                                          Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                          UNUMProvident (insurance company) (1991-2004), Storage Technology
                                          Corporation (computer equipment company) (1991-2003) and
                                          International Family Entertainment (television channel)
                                          (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37
                                          portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                           Director and President of A.G. Edwards Capital, Inc. (General
Trustee (since 1997)                      Partner of private equity funds) (until February 2001); Chairman,
Age: 75                                   President and Chief Executive Officer of A.G. Edwards Capital, Inc.
                                          (until March 2000); Director of A.G. Edwards & Sons, Inc.
                                          (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                          (investment adviser) (until 2000); Vice Chairman and Director of
                                          A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                                          Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards
                                          Trust Company (until March 1999) and A.G.E. Asset Management
                                          (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                          Assistant Secretary and Director of Centennial Asset Management
Trustee (since 1998)                      Corporation (December 1991-April 1999); President, Treasurer and
Age: 70                                   Director of Centennial Capital Corporation (June 1989-April 1999);
                                          Chief Executive Officer and Director of MultiSource Services, Inc.
                                          (March 1996-April 1999); Mr. Bowen held several positions with the
                                          Manager and with subsidiary or affiliated companies of the Manager
                                          (September 1987-April 1999). Oversees 37 portfolios in the
                                          OppenheimerFunds complex.

EDWARD L. CAMERON,                        Member of The Life Guard of Mount Vernon (George Washington
Trustee (since 1999)                      historical site) (since June 2000); Director of Genetic ID, Inc.
Age: 68                                   (biotech company) (March 2001-May 2002); Partner at
                                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999);
                                          Chairman of Price Waterhouse LLP Global Investment Management
                                          Industry Services Group (accounting firm) (July 1994-June 1998).
                                          Oversees 37 portfolios in the OppenheimerFunds complex.


              57 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
JON S. FOSSEL,                            Director of UNUMProvident (insurance company) (since June 2002);
Trustee (since 1997)                      Director of Northwestern Energy Corp. (public utility corporation)
Age: 65                                   (since November 2004); Director of P.R. Pharmaceuticals (October
                                          1999-October 2003); Director of Rocky Mountain Elk Foundation
                                          (non-profit organization) (February 1998-February 2003 and since
                                          February 2005); Chairman and Director (until October 1996) and
                                          President and Chief Executive Officer (until October 1995) of the
                                          Manager; President, Chief Executive Officer and Director of the
                                          following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                                          Shareholder Financial Services, Inc. (until October 1995). Oversees
                                          37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                             Director of Colorado UpLIFT (charitable organization) (since
Trustee (since 1997)                      September 1984). Mr. Freedman held several positions with the
Age: 66                                   Manager and with subsidiary or affiliated companies of the Manager
                                          (until October 1994). Oversees 37 portfolios in the
                                          OppenheimerFunds complex.

BEVERLY L. HAMILTON,                      Trustee of Monterey Institute for International Studies
Trustee (since 2002)                      (educational organization) (since February 2000); Board Member of
Age: 60                                   Middlebury College (educational organization) (since December
                                          2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and
                                          Chairman of Trustees (since 2006) of the Community Hospital of
                                          Monterey Peninsula; Director (October 1991-2005) and Vice Chairman
                                          (since 2006) of American Funds' Emerging Markets Growth Fund, Inc.
                                          (mutual fund); President of ARCO Investment Management Company
                                          (February 1991-April 2000); Member of the investment committees of
                                          The Rockefeller Foundation (since 2001) and The University of
                                          Michigan (since 2000); Advisor at Credit Suisse First Boston's
                                          Sprout venture capital unit (venture capital fund) (1994-January
                                          2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                          (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                         Director of Jones International University (educational
Trustee (since 2002)                      organization) (since August 2005); Chairman, Chief Executive
Age: 62                                   Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                          (charitable organization) (since 1986); Trustee of the Gallagher
                                          Family Foundation (non-profit organization) (since 2000); Former
                                          Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director
                                          of Commercial Assets, Inc. (real estate investment trust)
                                          (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004);
                                          and Director of U.S. Exploration, Inc. (oil and gas exploration)
                                          (1997-February 2004). Oversees 37 portfolios in the
                                          OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,                 Trustee of MassMutual Select Funds (formerly MassMutual
Trustee (since 2000)                      Institutional Funds) (investment company) (since 1996) and MML
Age: 64                                   Series Investment Fund (investment company) (since 1996); Trustee
                                          (since 1987) and Chairman (1994-2005) of the Investment Committee
                                          of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                          January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS
                                          Bank) (commercial bank) (January 1999-July 1999); and Executive
                                          Vice President of Peoples Heritage Financial Group, Inc.
                                          (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.


              58 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                        THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                               LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                          MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                          RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                          INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                          REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                          WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                           Chairman, Chief Executive Officer and Director (since June 2001)
Trustee, President and                    and President (since September 2000) of the Manager; President and
Principal Executive Officer               director or trustee of other Oppenheimer funds; President and
(since 2001)                              Director of OAC and of Oppenheimer Partnership Holdings, Inc.
Age: 57                                   (holding company subsidiary of the Manager) (since July 2001);
                                          Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                          Manager) (since November 2001); Chairman and Director of
                                          Shareholder Services, Inc. and of Shareholder Financial Services,
                                          Inc. (transfer agent subsidiaries of the Manager) (since July
                                          2001); President and Director of OppenheimerFunds Legacy Program
                                          (charitable trust program established by the Manager) (since July
                                          2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                          Centennial Asset Management Corporation, Trinity Investment
                                          Management Corporation and Tremont Capital Management, Inc. (since
                                          November 2001), HarbourView Asset Management Corporation and OFI
                                          Private Investments, Inc. (since July 2001); President (since
                                          November 2001) and Director (since July 2001) of Oppenheimer Real
                                          Asset Management, Inc.; Executive Vice President of Massachusetts
                                          Mutual Life Insurance Company (OAC's parent company) (since
                                          February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                                          Member of the Investment Company Institute's Board of Governors
                                          (since October 3, 2003); Chief Operating Officer of the Manager
                                          (September 2000-June 2001); President and Trustee of MML Series
                                          Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                          Insurance Company (September 1999-August 2000); President, Chief
                                          Executive Officer and Director of MML Bay State Life Insurance
                                          Company (September 1999-August 2000); Director of Emerald Isle
                                          Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                          Emerald Isle Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                            THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS:
OF THE FUND                               FOR MESSRS. ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL
                                          CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                          MESSRS. BAUM, VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                          6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS.
                                          MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE,
                                          11TH FLOOR, BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN
                                          INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH
                                          OR REMOVAL.

ANGELO G. MANIOUDAKIS,                    Senior Vice President of the Manager (since April 2002), of
Vice President and Portfolio              HarbourView Asset Management Corporation (since April, 2002 and of
Manager (since 2002)                      OFI Institutional Asset Management, Inc. (since June 2002);
Age: 39                                   Executive Director and portfolio manager for Miller, Anderson &
                                          Sherrerd, a division of Morgan Stanley Investment Management
                                          (August 1993-April 2002). An officer of 17 portfolios in the
                                          OppenheimerFunds complex.


              59 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
KEVIN BAUM,                               Vice President of the Manager (since October 2000); a Chartered
Vice President and Portfolio              Financial Analyst; he has served as the Fund's principal trader
Manager (since 2000)                      since its inception in March 1997. An officer of 1 portfolio in the
Age: 36                                   OppenheimerFunds complex.

ANTULIO N. BOMFIM,                        Vice President of the Manager (since October 2003); Senior
Vice President and Portfolio              Economist at the Board of Governors of the Federal Reserve System
Manager (since 2006)                      from June 1992 to October 2003. A portfolio manager of 15
Age: 40                                   portfolios in the OppenheimerFunds complex.

GEOFFREY CAAN,                            Vice President and Portfolio Manager of the Manager (since August
Vice President and Portfolio              2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003);
Manager (since 2006)                      Vice President of Zurich Scudder Investments (January 1999-June
Age: 37                                   2002). A portfolio manager of 15 portfolios in the OppenheimerFunds complex.

BENJAMIN J. GORD,                         Vice President of the Manager (since April 2002), of HarbourView
Vice President and Portfolio              Asset Management Corporation (since April 2002) and of OFI
Manager (since 2006)                      Institutional Asset Management, Inc. (as of June 2002); Executive
Age: 44                                   Director and senior fixed income analyst at Miller Anderson &
                                          Sherrerd, a division of Morgan Stanley Investment Management (April
                                          1992-March 2002). A portfolio manager of 15 portfolios in the
                                          OppenheimerFunds complex.

THOMAS SWANEY,                            Vice President of the Manager (since April 2006); senior analyst,
Vice President and Portfolio              high grade investment team (June 2002-March 2006); senior fixed
Manager (since 2006)                      income analyst at Miller Anderson & Sherrerd, a division of Morgan
Age: 34                                   Stanley Investment Management (May 1998-May 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                         Senior Vice President and Chief Compliance Officer of the Manager
Vice President and Chief                  (since March 2004); Vice President of OppenheimerFunds Distributor,
Compliance Officer                        Inc., Centennial Asset Management Corporation and Shareholder
(since 2004)                              Services, Inc. (since June 1983); Vice President and Director of
Age: 56                                   Internal Audit of the Manager (1997-February 2004). An officer of
                                          96 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                          Senior Vice President and Treasurer of the Manager (since March
Treasurer and Principal                   1999); Treasurer of the following: HarbourView Asset Management
Financial & Accounting                    Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 1999)                      Services, Inc., Oppenheimer Real Asset Management Corporation, and
Age: 47                                   Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
                                          Private Investments, Inc. (since March 2000), OppenheimerFunds
                                          International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                          Institutional Asset Management, Inc. (since November 2000), and
                                          OppenheimerFunds Legacy Program (since June 2003); Treasurer and
                                          Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                          Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                          Program (April 2000-June 2003); Principal and Chief Operating
                                          Officer of Bankers Trust Company-Mutual Fund Services Division
                                          (March 1995-March 1999). An officer of 96 portfolios in the
                                          OppenheimerFunds complex.

BRIAN S. PETERSEN,                        Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer                       Manager/Financial Product Accounting of the Manager (November
(since 2004)                              1998-July 2002). An officer of 96 portfolios in the
Age: 36                                   OppenheimerFunds complex.


              60 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BRIAN C. SZILAGYI,                        Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer                       Financial Reporting and Compliance of First Data Corporation (April
(since 2005)                              2003-July 2004); Manager of Compliance of Berger Financial Group LLC
Age: 36                                   (May 2001-March 2003); Director of Mutual Fund Operations at American
                                          Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                           Executive Vice President (since January 2004) and General Counsel
Vice President and Secretary              (since March 2002) of the Manager; General Counsel and Director of the
(since 2001)                              Distributor (since December 2001); General Counsel of Centennial Asset
Age: 58                                   Management Corporation (since December 2001); Senior Vice President and
                                          General Counsel of HarbourView Asset Management Corporation (since
                                          December 2001); Secretary and General Counsel of OAC (since November
                                          2001); Assistant Secretary (since September 1997) and Director (since
                                          November 2001) of OppenheimerFunds International Ltd. and
                                          OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                          Partnership Holdings, Inc. (since December 2002); Director of
                                          Oppenheimer Real Asset Management, Inc. (since November 2001); Senior
                                          Vice President, General Counsel and Director of Shareholder Financial
                                          Services, Inc. and Shareholder Services, Inc. (since December 2001);
                                          Senior Vice President, General Counsel and Director of OFI Private
                                          Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                          President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                          Vice President and General Counsel of OFI Institutional Asset
                                          Management, Inc. (since November 2001); Director of OppenheimerFunds
                                          (Asia) Limited (since December 2003); Senior Vice President (May
                                          1985-December 2003), Acting General Counsel (November 2001-February
                                          2002) and Associate General Counsel (May 1981-October 2001) of the
                                          Manager; Assistant Secretary of the following: Shareholder Services,
                                          Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                          (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                          (September 1997-November 2001). An officer of 96 portfolios in the
                                          OppenheimerFunds complex.

LISA I. BLOOMBERG,                        Vice President and Associate Counsel of the Manager (since May 2004);
Assistant Secretary                       First Vice President (April 2001-April 2004), Associate General Counsel
(since 2004)                              (December 2000-April 2004), Corporate Vice President (May 1999-April
Age: 39                                   2001) and Assistant General Counsel (May 1999-December 2000) of UBS
                                          Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                         Vice President (since June 1998) and Senior Counsel and Assistant
Assistant Secretary                       Secretary (since October 2003) of the Manager; Vice President (since
(since 2001)                              1999) and Assistant Secretary (since October 2003) of the Distributor;
Age: 41                                   Assistant Secretary of Centennial Asset Management Corporation (since
                                          October 2003); Vice President and Assistant Secretary of Shareholder
                                          Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                          Legacy Program and Shareholder Financial Services, Inc. (since December
                                          2001); Assistant Counsel of the Manager (August 1994-October 2003). An
                                          officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                     Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                       September 2004); First Vice President (2000-September 2004), Director
(since 2004)                              (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch
Age: 43                                   Investment Management. An officer of 96 portfolios in the
                                          OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


              61 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

      FINANCIAL STATEMENTS FOR RAF FUND LTD.
      (THE "SUBSIDIARY) FOR THE FOUR MONTHS ENDED
      DECEMBER 31, 2006

64    Statement of Investments

73    Statement of Assets and Liabilities

74    Statement of Operations

75    Statements of Changes in Net Assets

76    Notes to Financial Statements

85    Independent Auditor's Report


              63 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.2%
-------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through
Certificates, Series 2006-M3, Cl. A2B, 5.42%, 9/25/36 1,2                      $     630,000   $     630,403
-------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WFH3, Asset-Backed
Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 5.45%, 10/31/36 2               670,000         670,000
-------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.41%, 7/25/36 2                           2,030,000       2,031,297
-------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.43%, 7/7/36 2                            1,060,000       1,060,678
-------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
Cl. 2A1B, 5.18%, 8/25/35 2                                                         1,258,361       1,255,607
-------------------------------------------------------------------------------------------------------------
Mastr Asset Backed Securities Trust 2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3, Cl. A3, 5.42%, 8/25/36 1,2                         1,570,000       1,571,003
-------------------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 1.762%, 1/25/29 1                                                          239,840          50,366
-------------------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32, 4.45%, 7/25/28                                          1,145,311       1,137,325
-------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.43%, 7/25/36 2                                          1,097,750       1,098,526
-------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.59%, 7/25/36 2          2,080,000       2,081,329
                                                                                               --------------
Total Asset-Backed Securities (Cost $11,580,892)                                                  11,586,534

-------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--56.6%
-------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--46.6%
-------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--46.6%
Fannie Mae Whole Loan, CMO Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                                  127,043         130,994
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/18-10/1/18                                                                841,970         813,791
6%, 7/1/17                                                                           783,726         795,147
6.50%, 4/1/21-8/1/32                                                               3,973,535       4,069,657
7%, 11/1/22-12/1/34                                                                2,975,535       3,060,787
8%, 4/1/16                                                                            52,847          55,913
9%, 8/1/22                                                                             8,823           9,436
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2080, Cl. C, 6.50%, 8/15/28                                                   686,118         700,857
Series 2080, Cl. Z, 6.50%, 8/15/28                                                   509,581         517,815
Series 2116, Cl. ZA, 6%, 1/15/29                                                   3,974,577       4,027,738
Series 2191, Cl. TZ, 7%, 10/15/29                                                  1,799,455       1,861,990
Series 2341, Cl. FP, 6.25%, 7/15/31 2                                                363,235         372,342
Series 2427, Cl. ZM, 6.50%, 3/15/32                                                1,615,511       1,654,889
Series 2436, Cl. MC, 7%, 4/15/32                                                     969,438       1,003,191
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                1,062,940       1,107,513
Series 3153, Cl. FJ, 5.73%, 5/15/36 2                                              1,273,228       1,278,597


              64 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. IO, 5.962%, 7/1/26 3                     $     391,164   $      89,453
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/18-5/1/19                                                               5,927,375       5,732,268
5%, 10/1/17-3/1/34                                                                30,452,315      29,759,518
5%, 1/1/22-1/1/37 4                                                                2,566,000       2,482,274
5.50%, 1/1/22 4                                                                    9,555,000       9,555,000
6%, 6/1/30-11/1/32                                                                 6,183,076       6,252,946
6%, 1/1/22 4                                                                      16,310,000      16,539,351
6.50%, 12/1/28                                                                       495,851         509,105
6.50%, 1/1/37 4                                                                    8,560,000       8,723,171
6.50%, 6/1/17 5                                                                    6,603,765       6,767,151
7%, 11/1/17                                                                        1,647,639       1,696,178
8.50%, 7/1/32                                                                          8,097           8,719
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                            1,382,576       1,414,192
Trust 1999-64, Cl. TH, 7.50%, 12/25/29                                             4,794,955       5,038,850
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                  2,955,181       2,995,380
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                 2,481,024       2,438,682
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                             5,530,000       5,543,913
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2005-83, Cl. SL, 7.334%, 10/25/35 3                                         16,433,671         877,706
Trust 294, Cl. 2, 7.147%, 2/1/28 3                                                   309,379          69,239
Trust 321, Cl. 2, 6.988%, 4/1/32 3                                                 1,401,480         322,251
Trust 340, Cl. 2, 6.846%, 9/1/33 3                                                 1,978,864         477,245
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 340, Cl. 1, 5.306%, 9/1/33 6                           1,978,864       1,446,165
                                                                                               --------------
                                                                                                 130,199,414

-------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 12/15/17                                    9,123           9,727
-------------------------------------------------------------------------------------------------------------
NON-AGENCY--10.0%
-------------------------------------------------------------------------------------------------------------
COMMERCIAL--8.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2006-5, Cl. A2, 5.348%, 10/10/11                 1,835,000       1,838,942
-------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                               888,452         900,548
-------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial
Mtg. Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                               388,805         376,659


              65 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                       $   2,511,031   $   2,506,460
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                            1,018,892       1,019,178
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                         1,938,837       1,938,988
-------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                              400,000         390,428
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                              750,000         736,458
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                            1,590,000       1,572,224
-------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2006-GG8, Cl. A2, 5.479%, 11/10/39 2                                        1,808,000       1,823,621
-------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                            550,000         538,850
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                            730,000         719,383
-------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                 1,920,000       1,902,694
-------------------------------------------------------------------------------------------------------------
RALI, Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                               2,144,874       2,142,965
-------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO
Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                   4,261,283       4,254,675
-------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial
Asset-Backed Securities, Series 2006-C29, Cl. A2, 5.272%, 11/15/48                   391,000         390,683
                                                                                               --------------
                                                                                                  23,052,756

-------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.7%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                            4,446,218       4,494,851
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                              314,238         319,597
                                                                                               --------------
                                                                                                   4,814,448
                                                                                               --------------
Total Mortgage-Backed Obligations (Cost $158,001,014)                                            158,076,345

-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.5%
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4%, 8/17/07                                                                          570,000         565,719
5%, 9/16/08                                                                          825,000         824,550
                                                                                               --------------
Total U.S. Government Obligations (Cost $1,389,414)                                                1,390,269

-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--45.4%
-------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.1%
-------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.5%
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12                   1,495,000       1,588,650


              66 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
AUTOMOBILES Continued
Residential Capital LLC, 6.375% Sr. Unsec. Nts., 6/30/10                       $   2,415,000   $   2,444,997
                                                                                               --------------
                                                                                                   4,033,647

-------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.0%
Block Financial Corp., 8.50% Sr. Unsec. Unsub. Nts., 4/15/07 5                     2,880,000       2,902,277
-------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
P&O Princess/Carnival plc, 7.30% Nts., 6/1/07                                        540,000         543,844
-------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12                                          1,100,000       1,203,847
                                                                                               --------------
                                                                                                   1,747,691

-------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.6%
Black & Decker Holdings, Inc., 6.55% Sr. Unsec. Nts., 7/1/07 7                     1,640,000       1,642,519
-------------------------------------------------------------------------------------------------------------
Centex Corp., 8.75% Sub. Debs., 3/1/07                                             1,400,000       1,406,010
-------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 7.50% Sr. Unsec. Nts., 12/1/07                                  1,258,000       1,280,302
                                                                                               --------------
                                                                                                   4,328,831

-------------------------------------------------------------------------------------------------------------
MEDIA--4.9%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09                 1,145,000       1,219,892
-------------------------------------------------------------------------------------------------------------
CBS Corp., 5.625% Sr. Unsec. Nts., 5/1/07                                          1,140,000       1,140,679
-------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                    300,000         312,029
-------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                            2,230,000       2,169,112
-------------------------------------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10                               3,630,000       3,683,180
-------------------------------------------------------------------------------------------------------------
Gannett Co., Inc., 5.50% Unsec. Nts., 4/1/07                                         730,000         729,308
-------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                          160,000         161,781
-------------------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                                    370,000         353,810
-------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
5.50% Nts., 11/15/11                                                               1,440,000       1,437,830
6.75% Sr. Unsec. Unsub. Nts., 4/15/11                                              2,390,000       2,504,187
                                                                                               --------------
                                                                                                  13,711,808

-------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.5%
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                            1,450,000       1,471,940
-------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.3%
-------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.1%
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                               910,000         880,330
-------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13                                 2,190,000       2,169,114
-------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                       2,820,000       2,920,107
                                                                                               --------------
                                                                                                   5,969,551


              67 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp., 4.375% Unsec. Nts., 12/15/08                         $     490,000   $     479,893
-------------------------------------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts., 4/15/09                                         1,165,000       1,185,454
                                                                                               --------------
                                                                                                   1,665,347

-------------------------------------------------------------------------------------------------------------
TOBACCO--0.6%
Philip Morris Cos., 7.20% Unsec. Nts., 2/1/07                                      1,700,000       1,701,384
-------------------------------------------------------------------------------------------------------------
ENERGY--5.0%
-------------------------------------------------------------------------------------------------------------
OIL & GAS--5.0%
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12                    320,000         319,030
-------------------------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11             1,430,000       1,526,346
-------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                                       275,000         276,169
7.75% Sr. Unsec. Nts., 2/15/12                                                       180,000         196,384
-------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.50% Sr. Unsec. Nts., 11/1/10                   1,475,000       1,574,043
-------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 4.375% Sr. Unsec. Nts., 10/1/07                                  920,000         912,941
-------------------------------------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11                                    450,000         473,518
-------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09              1,570,000       1,649,285
-------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 7               3,290,000       3,239,837
-------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc., 7.125% Unsec. Unsub. Debs., 6/1/07                          1,695,000       1,706,033
-------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                                                  755,000         756,020
7.625% Sr. Unsec. Nts., 2/15/12                                                      245,000         263,710
-------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                1,165,000       1,175,089
                                                                                               --------------
                                                                                                  14,068,405

-------------------------------------------------------------------------------------------------------------
FINANCIALS--9.6%
-------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.3%
Amvescap plc, 5.90% Sr. Unsec. Nts., 1/15/07                                       3,340,000       3,340,341
-------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08 5                170,000         167,057
                                                                                               --------------
                                                                                                   3,507,398

-------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.2%
ABN Amro Bank NV (Chicago Branch), 7.125% Unsec. Sub. Nts., 6/18/07 5              2,580,000       2,600,274
-------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                         800,000         790,238
                                                                                               --------------
                                                                                                   3,390,512

-------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Bank of America Corp., 3.875% Nts., 1/15/08 5                                        180,000         177,329
-------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12                                                    280,000         289,019
-------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp., 4.20% Nts., 11/30/07                                    160,000         158,408


              68 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
JPMorgan Chase & Co., 4% Nts., 2/1/08                                          $     290,000   $     286,227
-------------------------------------------------------------------------------------------------------------
MBNA Corp., 5.625% Nts., 11/30/07                                                    180,000         180,367
                                                                                               --------------
                                                                                                   1,091,350

-------------------------------------------------------------------------------------------------------------
INSURANCE--1.3%
Allstate Financial Global Funding, 5.25% Nts., 2/1/07 7                              110,000         109,993
-------------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 5% Nts., 7/27/07 7                                   890,000         887,304
-------------------------------------------------------------------------------------------------------------
Lincoln National Corp., 5.25% Sr. Unsec. Nts., 6/15/07                             1,310,000       1,307,651
-------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                    410,000         401,246
-------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 7                                      660,000         641,686
-------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 7.65% Surplus Nts., 7/1/07 7                    370,000         374,321
                                                                                               --------------
                                                                                                   3,722,201

-------------------------------------------------------------------------------------------------------------
REAL ESTATE--2.4%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                        3,130,000       3,451,523
-------------------------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                               1,720,000       1,674,626
-------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07 5                        1,555,000       1,554,139
                                                                                               --------------
                                                                                                   6,680,288

-------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.0%
Countrywide Home Loans, Inc.:
5.50% Nts., Series K, 2/1/07 5                                                       230,000         230,015
5.625% Nts., Series K, 5/15/07                                                     1,830,000       1,831,561
-------------------------------------------------------------------------------------------------------------
MGIC Investment Corp., 6% Sr. Unsec. Nts., 3/15/07                                 1,870,000       1,871,573
-------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.625% Sr. Unsec. Nts., 1/15/07 5                         4,550,000       4,550,264
                                                                                               --------------
                                                                                                   8,483,413

-------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.5%
-------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.5%
CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                        1,100,000       1,156,962
7.40% Unsec. Nts., 5/15/07                                                         2,190,000       2,204,531
-------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc., 5.20% Sr. Unsec. Nts., 1/17/07 5                           760,000         759,928
                                                                                               --------------
                                                                                                   4,121,421

-------------------------------------------------------------------------------------------------------------
INDUSTRIALS--2.8%
-------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 5,7                                3,480,000       3,389,207
-------------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75% Sr. Nts., 2/15/07                                        250,000         250,192
                                                                                               --------------
                                                                                                   3,639,399


              69 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Waste Management, Inc., 7.125% Sr. Unsec. Nts., 10/1/07                        $     495,000   $     499,688
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.6%
Textron Financial Corp., 5.875% Unsec. Unsub. Nts., 6/1/07                         1,510,000       1,513,268
-------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Erac USA Finance Co., 6.75% Nts., 5/15/07 7                                        2,010,000       2,018,092
-------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.6%
-------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                                    155,000         159,052
-------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                        1,475,000       1,600,375
-------------------------------------------------------------------------------------------------------------
MATERIALS--1.4%
-------------------------------------------------------------------------------------------------------------
CHEMICALS--0.7%
Praxair, Inc., 4.75% Unsec. Nts., 7/15/07                                          2,030,000       2,025,187
-------------------------------------------------------------------------------------------------------------
METALS & MINING--0.7%
Barrick Gold Finance Co., 7.50% Unsec. Debs., 5/1/07                               1,830,000       1,842,596
-------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                         975,000         949,926
4% Unsec. Unsub. Nts., 1/15/10                                                       835,000         797,893
-------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                                 1,620,000       1,598,880
-------------------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                                       1,475,000       1,614,472
-------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 6.125% Nts., 6/15/07 5                               1,650,000       1,654,348
                                                                                               --------------
                                                                                                   6,615,519

-------------------------------------------------------------------------------------------------------------
UTILITIES--8.7%
-------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.5%
FPL Group Capital, Inc., 4.086% Nts., Series A, 2/16/07 5                          2,900,000       2,895,354
-------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                            330,000         327,913
-------------------------------------------------------------------------------------------------------------
Pepco Holdings, Inc., 5.50% Unsec. Unsub. Nts., 8/15/07                            1,700,000       1,698,890
-------------------------------------------------------------------------------------------------------------
Southern Co. Capital Funding, Inc., 5.30% Sr. Unsec.
Unsub. Nts., Series A, 2/1/07                                                        730,000         729,717
-------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                1,350,000       1,402,128
                                                                                               --------------
                                                                                                   7,054,002

-------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--6.2%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                         2,295,000       2,420,004
-------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 8.875% Sr. Nts., 5/15/07                               1,620,000       1,638,884
-------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10 5                         4,005,000       4,324,447
-------------------------------------------------------------------------------------------------------------
Panhandle Eastern Pipe Line Co., 2.75% Sr. Unsec. Nts., Series B, 3/15/07          1,720,000       1,709,921
-------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                        1,005,000       1,003,104


              70 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                   PRINCIPAL           VALUE
                                                                                      AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER Continued
Public Service Co. of New Mexico, 4.40% Sr. Unsec. Nts., 9/15/08               $     415,000   $     407,560
-------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                1,755,000       1,884,164
-------------------------------------------------------------------------------------------------------------
Texas Eastern Transmission Corp., 5.25% Sr. Unsec. Unsub. Nts., 7/15/07 5          3,880,000       3,869,920
                                                                                               --------------
                                                                                                  17,258,004
                                                                                               --------------
Total Corporate Bonds and Notes (Cost $126,634,541)                                              126,822,646

-------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--1.1%
-------------------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through
Certificates, Series 2002-1, 4.642%, 11/30/07 2 (Cost $3,121,240)                  3,140,000       3,113,514

-------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.9%
-------------------------------------------------------------------------------------------------------------
Undivided interest of 23.54% in joint repurchase agreement (Principal
Amount/Value $46,644,000, with a maturity value of $46,677,687)
with UBS Warburg LLC, 5.20%, dated 12/29/06, to be repurchased at $10,986,929 on 1/3/07, collateralized by Federal National
Mortgage Assn., 6%, 6/1/36, with a value
of $47,638,849 (Cost $10,979,000)                                                 10,979,000      10,979,000
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $311,706,101)                                        111.7%    311,968,308
-------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                  (11.7)    (32,680,065)
                                                                               ------------------------------
NET ASSETS                                                                             100.0%  $ 279,288,243
                                                                               ==============================


              71 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $2,251,772, which represents 0.81% of the Fund's net assets. See
Note 6 of accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,835,894 or 0.66% of the Fund's net assets as of December 31, 2006.

4. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $34,487,460. See Note 4 of accompanying Notes.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,446,165 or 0.52% of the Fund's net assets as of December 31, 2006.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,302,959 or 4.41% of the Fund's net assets as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              72 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value (cost $311,706,101)--see accompanying statement of investments           $ 311,968,308
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                    2,883,618
Futures margins                                                                                    2,146,073
Investments sold                                                                                     708,855
Other                                                                                                  8,524
                                                                                               --------------
Total assets                                                                                     317,715,378

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                       275,510
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $37,446,679 purchased on a
when-issued basis or forward commitment)                                                          38,143,315
Other                                                                                                  8,310
                                                                                               --------------
Total liabilities                                                                                 38,427,135

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 279,288,243
                                                                                               ==============

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of participating shares                                                              $      40,000
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       354,790,539
-------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  5,868,214
-------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                     (74,737,114)
-------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and future contracts                                   (6,673,396)
                                                                                               --------------
NET ASSETS--applicable to 4,000,000 shares of capital shares                                   $ 279,288,243
                                                                                               ==============

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                       $       69.82

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              73 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         FOUR MONTHS ENDED      PERIOD ENDED
                                                                           DEC. 31, 2006 1   AUG. 31, 2006 2
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,238 for the period
ending August 31, 2006)                                                     $    6,576,440     $     572,838

-------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------
Management fees                                                                  1,157,822            90,762
-------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                          3,558                --
-------------------------------------------------------------------------------------------------------------
Other                                                                               28,922                --
                                                                            ---------------------------------
Total expenses                                                                   1,190,302            90,762

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            5,386,138           482,076

-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                        730,082         2,163,518
Closing and expiration of option contracts written                                  73,644                --
Closing and expiration of futures contracts                                    (75,430,704)       (2,273,654)
                                                                            ---------------------------------
Net realized loss                                                              (74,626,978)         (110,136)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                         54,159           208,049
Futures contracts                                                                4,713,143       (11,648,747)
                                                                            ---------------------------------
Net change in unrealized depreciation                                            4,767,302       (11,440,698)

-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $  (64,473,538)    $ (11,068,758)
                                                                            =================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              74 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOUR MONTHS ENDED      PERIOD ENDED
                                                                           DEC. 31, 2006 1   AUG. 31, 2006 2
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                       $    5,386,138     $     482,076
-------------------------------------------------------------------------------------------------------------
Net realized loss                                                              (74,626,978)         (110,136)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                            4,767,302       (11,440,698)
                                                                            ---------------------------------
Net decrease in net assets resulting from operations                           (64,473,538)      (11,068,758)

-------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
transactions                                                                   (92,000,000)      446,830,539

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                     (156,473,538)      435,761,781
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                            435,761,781                --
                                                                            ---------------------------------
End of period (including accumulated net investment income
of $5,868,214 and $482,076, respectively)                                   $  279,288,243     $ 435,761,781
                                                                            =================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              75 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

RAF Fund Ltd. (the "Fund") is organized as a Cayman Islands Company Limited by Shares. The Board of Directors elected to change the fiscal year end of the Fund from August 31 to December 31. Accordingly, these financial statements include information for the four month period from September 1, 2006 to December 31, 2006. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal in commodities and interests therein including futures contracts, options and forward contracts, shares, stocks, call options, put options, debenture stock, bonds, obligations, certificates of deposit, bills of exchange and securities of all kinds. The Fund's investment manager is OppenheimerFunds, Inc. (OFI or Investment Manager). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (ORAMI or the Subadvisor), a wholly-owned subsidiary of the Investment Manager. As of December 31, 2006, 100% of the Fund was owned by Oppenheimer Commodity Strategy Total Return Fund (OCSTRF). OFI is also the investment advisor of OCSTRF and ORAMI is also the Subadvisor of OCSTRF.

      The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund's directors may further designate classes of participating shares and series within each class. As of August 31, 2006, the directors have not designated classes or series of outstanding participating shares. During the period from August 31, 2006 through December 31, 2006, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund's directors.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded


              76 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Investment Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statements of Operations and Changes in Net Assets. The Fund records a realized gain or loss when a structured note is sold or matures.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $37,446,679 of securities issued on a when-issued basis or forward.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated


              77 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds advised by OFI, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund's tax basis earnings and profits. Distributions are recorded on ex-dividend date.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon exdividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are


              78 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide the directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims are considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. CAPITAL TRANSACTIONS

The Fund has authorized 5,000,000 participating shares of $.01 par value per share. The Fund issued 4,000,000 participating shares for $500,000 on August 15, 2006 in conjunction with OCSTRF's initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.


              79 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. CAPITAL TRANSACTIONS Continued

Capital transactions were as follows:

                                         PERIOD ENDED        PERIOD ENDED
                                  DECEMBER 31, 2006 1   AUGUST 31, 2006 2
                                               AMOUNT              AMOUNT
        -----------------------------------------------------------------
        Contributions                   $          --       $ 449,073,902
        Withdrawals                       (92,000,000)         (2,243,363)
                                        ---------------------------------
        Net increase (decrease)         $ (92,000,000)      $ 446,830,539
                                        =================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

--------------------------------------------------------------------------------
3. EXPENSES

INVESTMENT MANAGEMENT FEES. Investment management fees paid to the Investment Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

        FEE SCHEDULE
        ----------------------------------------------
        Up to $200 million                       1.00%
        Next $200 million                        0.90
        Next $200 million                        0.85
        Next $200 million                        0.80
        Over $800 million                        0.75

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Investment Manager retains the Subadvisor to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Investment Manager pays the Subadvisor an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

        FEE SCHEDULE FOR SUB-ADVISOR
        ----------------------------------------------
        Up to $200 million                      0.500%
        Next $200 million                       0.450
        Next $200 million                       0.425
        Next $200 million                       0.400
        Over $800 million                       0.375

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors' fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

--------------------------------------------------------------------------------
4. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodities futures) in order to gain exposure to or


              80 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflect a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statements of Operations and Changes in Net Assets as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations and Changes in Net Assets.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, information regarding the futures contracts was as follows:

                             UNREALIZED      PERCENT
                           APPRECIATION      OF FUND
CONTRACT DESCRIPTION     (DEPRECIATION)   NET ASSETS
------------------------------------------------------
CONTRACTS TO PURCHASE
Agriculture                 $   718,024         0.26%
Energy                       (7,989,743)       (2.86)
Industrial Metals              (219,999)       (0.08)
Livestock                       (99,374)       (0.04)
Precious Metals                 114,787         0.04
Softs                           (30,401)       (0.01)
                            --------------------------
                             (7,506,706)       (2.69)
                            --------------------------
CONTRACTS TO SELL
Agriculture                     193,671         0.07
Livestock                       377,432         0.14
                            --------------------------
                                571,103         0.21
                            --------------------------
                            $(6,935,603)       (2.48)%
                            ==========================


              81 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call and put options are noted in the Statement of Investments where applicable. Contracts subject to call, put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations and Changes in Net Assets.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the period ended December 31, 2006 was as follows:

                                            PUT OPTIONS
                               ------------------------
                               NUMBER OF      AMOUNT OF
                               CONTRACTS       PREMIUMS
-------------------------------------------------------
Options outstanding as of
August 31, 2006                       --     $       --
Options written                      102         73,644
Options closed or expired           (102)       (73,644)
                               ------------------------
Options outstanding as of
December 31, 2006                     --     $       --
                               ========================

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation


              82 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. FINANCIAL HIGHLIGHTS

The following represents the total return of the Fund for the period from August 31, 2006 through December 31, 2006. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

         Total Return             (15.18)%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

                                      FOUR MONTHS ENDED         PERIOD ENDED
                                    DECEMBER 31, 2006 1    AUGUST 31, 2006 2
    -------------------------------------------------------------------------
    RATIOS TO AVERAGE NET ASSETS:
    Net investment income                          4.47%               4.45%
    Total expenses                                 0.99%               0.84%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) through August 31, 2006.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Investment Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Investment Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Investment Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to


              83 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Investment Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Investment Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Investment Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Investment Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Investment Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


              84 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDER AND BOARD OF DIRECTORS OF
RAF FUND LTD.

We have audited the accompanying statement of assets and liabilities of RAF Fund Ltd. (the "Fund"), including the statement of investments as of December 31, 2006, and the related statement of operations for the four-month period then ended, and the statements of changes in net assets and financial highlights for the period from August 31, 2006 to December 31, 2006 and the period from August 15, 2006 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the four-month period then ended, and the changes in its net assets and financial highlights for the period from August 31, 2006 to December 31, 2006 and for the period from August 15, 2006 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007


              85 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The registrant changed its fiscal year to 12/31 from 8/31 in 2006. The principal accountant for the audit of the registrant's annual financial statements billed $32,000 in fiscal 12/31/06 and $36,000 in fiscal 8/31/2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in 12/31/06 and $40,000 in 8/31/06 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 8/31/06 and 12/31/06 to the registrant.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 12/31/06 and $1,507 in fiscal 8/31/06.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees fiscal 12/31/06 and $41,507 in fiscal 8/31/06 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer

Date: February 8, 2007

By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer

Date: February 8, 2007